Prospectus

May 29, 2009

Baron Asset Fund
Baron Growth Fund
Baron Small Cap Fund
Baron *i*Opportunity Fund
Baron Fifth Avenue Growth Fund

Baron Investment Funds Trust

BARON FUNDS®

This prospectus is for Baron Investment Funds Trust, which currently has five series, Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund. If you are interested in Baron Partners Fund, Baron Retirement Income Fund or Baron International Growth Fund, which are series of Baron Select Funds, please visit www.BaronFunds.com or contact us at 1-800-99BARON.

This prospectus contains essential information for anyone investing in these Funds. Please read it carefully and keep it for reference.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these shares or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

May 29, 2009

Baron Asset Fund Baron Growth Fund Baron Small Cap Fund Baron iOpportunity Fund Baron Fifth Avenue Growth Fund 767 Fifth Avenue New York, New York 10153 1-800-99BARON 212-583-2100

Table of Contents	Baron Funds®

The Baron Funds offer two classes of shares, Retail Shares and Institutional Shares, which differ only in their ongoing fees and eligibility requirements. Retail Shares are available to all investors, and account minimums range from $500 to $2,000, depending on the account type. Institutional Shares are for accounts in the amount of $1,000,000 or more. Institutional Shares are intended for certain financial intermediaries that offer shares of the Baron Funds through fee-based platforms, retirement platforms or other platforms for which the financial intermediary provides services and is not compensated by the Baron Funds for those services. Shareholders meeting the eligibility requirements for the Institutional Shares may also purchase Institutional Shares directly through the Baron Funds without paying a sales charge or any other additional fees. Employees and Trustees of the Baron Funds are not subject to the eligibility requirements for Institutional Shares. For more information, please see the “How to Purchase Shares” section on pages 28-29 of this prospectus. Baron Funds reserve the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

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Information about the Funds	Baron Funds®

Investment Goals

Baron Asset Fund	capital appreciation through long-term investments primarily in securities of medium-sized companies with undervalued assets or favorable growth prospects

Baron Growth Fund	capital appreciation through long-term investments primarily in securities of small-sized growth companies

Baron Small Cap Fund	capital appreciation through investments primarily in securities of small-sized growth companies

Baron iOpportunity Fund	capital appreciation through investments primarily in growth companies that benefit from technology advances

Baron Fifth Avenue Growth Fund	capital appreciation through investments primarily in securities of large-sized growth companies

Principal Investment Strategies

In making investment decisions for Baron Funds (the “Funds”), BAMCO, Inc. (“BAMCO” or the “Adviser”) seeks:

1.	securities that the Adviser believes have favorable price-to-value characteristics based on the Adviser’s assessment of their businesses’ prospects for future growth and profitability; and

2.	businesses that the Adviser believes are well managed, have significant long-term growth prospects and have significant barriers to competition.

The Adviser’s research process includes visits and interviews with company managements, their major competitors and often their customers. It also studies industry data, statistics and trends. The Adviser looks for companies that it believes have the ability to grow substantially within a four or five-year period. The Adviser looks for companies that it believes have special business niches that offer favorable business opportunities and sustainable barriers to competition. It also seeks

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Baron Funds®	Information about the Funds

companies that it believes have strong management capabilities, good employee morale and favorable reputations. The Adviser invests without regard for market trends. It instead focuses on long-lasting “mega-trend” opportunities presented by individual investments. It also studies companies’ financial strength and profitability.

The Funds purchase stocks the Adviser believes are undervalued relative to their businesses’ long-term growth prospects, future cash flows and asset values. The Adviser seeks to invest in businesses before their long-term growth prospects are appreciated by other investors. The Funds may make significant investments in companies in which the Adviser has great conviction. Of course, there can be no guarantee that the Funds will be successful at achieving their investment goals.

The Funds have a long-term outlook and often invest in businesses for several years. The Funds hope for significant business growth and stock price appreciation over that time period. As long-term investors in businesses, the Funds are designed for long-term shareholders. The Funds are not designed, or intended to be suitable, for investors who intend to purchase and then sell their Fund shares within a six-month period (please see the “Policies Regarding Frequent Purchases and Redemptions of Fund Shares” section on pages 31-32 of this prospectus).

Baron Asset Fund invests for the long term primarily in securities of medium-sized growth companies selected for their capital appreciation potential. A medium-sized growth company is defined as one having a market capitalization of $1.5 billion to $12 billion at the time of purchase. Baron Asset Fund purchases securities in businesses that the Adviser believes could double in value in four years. Of course, there can be no guarantee that the Adviser will be successful in achieving the Fund’s investment goals. Because of its long-term approach, the Fund could have a significant percentage of its assets invested in securities that have appreciated beyond their original market cap ranges.

Baron Growth Fund invests for the long term primarily in securities of small-sized growth companies selected for their capital appreciation potential. A small-sized growth company is defined as one having a market capitalization of under $2.5 billion at the time of purchase. Baron Growth Fund purchases securities in businesses the Adviser believes could double in value in four or five years, and then hopefully, double again in the next four or five years. Of course, there can be no guarantee that the Adviser will be successful in achieving the Fund’s investment goals.

Baron Small Cap Fund invests primarily in securities of small-sized growth companies selected for their capital appreciation potential. At least 80% of the Fund’s total assets are invested in the securities of small-sized growth companies. A small-sized growth company is defined as one having a market capitalization of under $2.5 billion at the time of purchase. The Fund seeks to purchase securities that the Adviser expects could increase in value 50% within two years.

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Information about the Funds	Baron Funds®

For Baron Growth Fund and Baron Small Cap Fund, if the Adviser is successful in identifying and investing for the long term in fast growing small businesses for the Funds, the Funds’ shareholders should expect to have a significant percentage of the Funds’ assets invested in successful mid-sized and large-sized growth companies purchased when those businesses were small-sized growth companies. When these investments are sold as their characteristics, maturation and growth prospects change, the Adviser will use available cash proceeds to invest primarily in other small-sized growth companies.

Baron iOpportunity Fund invests primarily in securities of growth companies selected for their capital appreciation potential and that the Adviser believes have growth opportunities that result from the rapidly changing information technology environment, including the Internet. The Fund seeks to invest in both new emerging companies and more mature “bricks and mortar” businesses that the Adviser believes have significant, sustainable, growth opportunities. The Fund seeks to purchase these securities at prices the Adviser deems attractive based on the Adviser’s then-projected cash flows and/or customer and asset valuations. At least 80% of the Fund’s total assets are invested in the securities of companies that the Adviser believes have Internet-related and information technology growth opportunities. The Fund seeks to purchase securities that the Adviser expects could increase in value 100% within four years.

Baron Fifth Avenue Growth Fund invests primarily in securities of large-sized growth companies selected for their capital appreciation potential. At least 80% of the Fund’s total assets are invested in the securities of large-sized growth companies. A large-sized growth company is defined as one having a market capitalization of greater than $5 billion at the time of purchase. The Fund seeks to purchase securities that the Adviser expects could increase in value 100% within five years.

The Funds will not sell positions just because their market values have increased. The Funds may add to positions in a company even though its market capitalization has increased through appreciation beyond the limits stated, if, in the Adviser’s judgment, the company is still an attractive investment.

Kinds of Securities the Funds Buy

The Funds invest in common stocks and may also invest in other equity-type securities such as convertible bonds and debentures, preferred stocks, warrants and convertible preferred stocks. The Funds may also make investments in securities that are not publicly-traded. Securities are selected for their capital appreciation potential; investment income is not a consideration.

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Baron Funds®	Information about the Funds

Principal Investment Risks

General Stock Market. Investing in the stock market is risky because equity securities fluctuate in value, often based on factors unrelated to the intrinsic value of the issuer. These fluctuations may be due to political, economic or general market circumstances. Other factors may affect a single company or industry but not the broader market. Because the values of securities fluctuate, when you sell your investment in the Funds, you may receive more or less money than you originally invested. Current and future portfolio holdings in the Funds are subject to risk.

Small- and Medium-Sized Companies. The Adviser believes there is more potential for capital appreciation in small- and medium-sized companies, but there also may be more risk. Securities of small- and medium-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of small- and medium-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small- and medium-sized companies rely more on the skills of management and on their continued tenure. Investing in small- and medium-sized companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

Large Positions. The Funds may establish relatively large positions in companies in which the Adviser has great conviction. Movement in the prices of securities in which the Funds hold large positions could have a significant impact on the Funds’ net asset value. These large positions may represent a significant part of a company’s outstanding stock, and sales by the Funds or a Fund could adversely affect stock prices. A Fund’s returns may be more volatile than those of a fund that does not establish large positions.

Long-Term Outlook and Projections. The Funds are designed for long-term investors who are willing to hold investments for a substantial period of time. The cash flows and valuations that the Adviser projects for a company may not be achieved, which could negatively affect the impact of that stock in the Funds’ portfolios.

Internet and Information Technology. Internet-related and information technology companies, as well as companies propelled by new technologies, may present the risk of rapid change and product obsolescence, and their successes may be difficult to predict for the long term. Some Internet-related companies may be newly formed and have limited operating history and experience. Internet-related companies may also be adversely affected by changes in governmental policies, competitive pressures and changing demand. The securities of these companies may also experience significant price movements caused by disproportionate investor optimism or

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Information about the Funds	Baron Funds®

pessimism, with little or no basis in the companies’ fundamentals or economic conditions.

Securities Not Publicly Traded. Securities that are not publicly traded may be difficult to sell or may be subject to agreements that prohibit or limit their sale or other disposition. This investment approach requires a long-term outlook and may involve more risk.

Performance

The information below shows the Funds’ annual returns and their long-term performance. The information provides some indications of the risks of investing in the Funds. The bar charts show you how the performance for each Fund has varied from year to year. The tables compare the performance of the Funds over time to relevant indices. How the Funds have performed in the past is not necessarily an indication of how they will perform in the future. The Funds’ Annual Financial Report contains additional performance information that is available upon request without charge by writing or calling the Funds at the address and telephone number set forth in this prospectus. The Annual Financial Report is also incorporated by reference in the accompanying Statement of Additional Information (“SAI”). The SAI and the Annual Financial Report can be found at www.BaronFunds.com. Performance information can also be found at www.BaronFunds.com/performance. The Funds’ Institutional Shares are newly issued and therefore prior performance for those Shares are not presented in this prospectus.

Baron Asset Fund — Retail Shares

Annual returns for periods ended 12/31 of each year

Best Quarter:	12/31/01: 21.55%
Worst Quarter:	12/31/08: (27.51%)

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Baron Funds®	Information about the Funds

Baron Growth Fund — Retail Shares

Annual returns for periods ended 12/31 of each year

Best Quarter:	12/31/99: 23.85%
Worst Quarter:	12/31/08: (26.10%)

Baron Small Cap Fund — Retail Shares

Annual returns for periods ended 12/31 of each year

Best Quarter:	12/31/99: 34.63%
Worst Quarter:	12/31/08: (23.85%)

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Information about the Funds	Baron Funds®

Baron iOpportunity Fund — Retail Shares

Annual returns for periods ended 12/31 of each year

Best Quarter:	12/31/01: 43.28%
Worst Quarter:	09/30/01: (37.94%)

Baron Fifth Avenue Growth Fund — Retail Shares

Annual returns for periods ended 12/31 of each year

Best Quarter:	12/31/06: 7.28%
Worst Quarter:	12/31/08: (25.16%)

Average Annual Total Returns (for periods ended 12/31/08)

The table on page 11 of this prospectus shows the Funds’ annual returns and long-term performance (before and after taxes) and the change in value of broad-based market indexes over various periods ended December 31, 2008. The index information is intended to permit you to compare each Fund’s performance to a broad measure of market performance. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Funds. The Funds’ “Return after taxes on distributions” shows the effect of taxable distributions

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Baron Funds®	Information about the Funds

(dividends and capital gain distributions) but assumes that you hold the Funds’ shares at the end of the period and do not have any taxable gain or loss on your investment in shares of the Funds. The Funds’ “Return after taxes on distributions and sale of Fund shares“ shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Funds’ shares were purchased at the beginning of the period and then sold at the end of the period.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but they do not include the impact of state and local taxes. In some instances, the “Return after taxes on distributions and sale of Fund shares“ is greater than the “Return before taxes“ because you are assumed to be able to use the capital loss on the sale of Funds shares to offset other taxable gains.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Funds shares in a tax-deferred account (including a 401(k) or IRA or Coverdell account), or to investors that are tax-exempt.

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Information about the Funds	Baron Funds®

Average Annual Total Returns for the Periods Ended December 31, 2008

	1 year		5 years		10 years		Since Inception
BARON ASSET FUND — Retail Shares (Inception date: 06/12/87)
Return before taxes	(40.75%	)	1.35%		1.34%		9.81%
Return after taxes on distributions	(41.26%	)	0.54%		0.53%		9.01%
Return after taxes on distributions and sale of Fund shares	(25.86%	)	1.35%		1.12%		8.75%
Russell MidCap Growth (reflects no deduction for fees, expenses or taxes)*	(44.32%	)	(2.33%	)	(0.19%	)	7.18%	^
Russell 2500 (reflects no deduction for fees, expenses or taxes)*	(36.79%	)	(0.98%	)	4.08%		8.37%
S&P 500 (reflects no deduction for fees, expenses or taxes)	(37.03%	)	(2.22%	)	(1.41%	)	7.68%
BARON GROWTH FUND — Retail Shares (Inception date: 12/31/94)
Return before taxes	(39.18%	)	0.04%		6.06%		11.52%
Return after taxes on distributions	(39.18%	)	(0.38%	)	5.35%		10.91%
Return after taxes on distributions and sale of Fund shares	(25.46%	)	0.22%		5.20%		10.36%
Russell 2000 (reflects no deduction for fees, expenses or taxes)	(33.79%	)	(0.93%	)	3.02%		6.46%
Russell 2000 Growth (reflects no deduction for fees, expenses or taxes)	(38.54%	)	(2.35%	)	(0.76%	)	3.15%
S&P 500 (reflects no deduction for fees, expenses or taxes)	(37.03%	)	(2.22%	)	(1.41%	)	6.81%
BARON SMALL CAP FUND — Retail Shares (Inception date: 09/30/97)
Return before taxes	(40.24%	)	(0.25%	)	6.26%		6.04%
Return after taxes on distributions	(40.24%	)	(0.97%	)	5.76%		5.60%
Return after taxes on distributions and sale of Fund shares	(26.16%	)	0.08%		5.63%		5.44%
Russell 2000 (reflects no deduction for fees, expenses or taxes)	(33.79%	)	(0.93%	)	3.02%		2.14%
Russell 2000 Growth (reflects no deduction for fees, expenses or taxes)	(38.54%	)	(2.35%	)	(0.76%	)	(1.32%	)
S&P 500 (reflects no deduction for fees, expenses or taxes)	(37.03%	)	(2.22%	)	(1.41%	)	1.23%

The Funds’ Institutional Shares are newly issued and therefore have no performance as of the date of this prospectus. The performance of Institutional Shares will differ from that shown above only to the extent that the classes do not have the same expenses.

*	Since converting to a mid-cap fund, Baron Asset Fund no longer considers the Russell 2500 an appropriate benchmark index. The Russell 2500 is included in the table above for comparison purposes for the period before Baron Asset Fund converted to a mid-cap fund. Prior to February 15, 2007, the Fund’s strategy was to invest in small and medium-sized growth companies. Since then, the Fund’s investment strategy has shifted to medium-sized growth companies. The Adviser believes that the Russell MidCap Growth is more representative of the Fund’s current investment goal.
^	Annualized for the period June 30, 1987 to December 31, 2008.

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Baron Funds®	Information about the Funds

Average Annual Total Returns for the Periods Ended December 31, 2008

	1 year		5 years		10 years	Since Inception
BARON iOPPORTUNITY FUND — Retail Shares (Inception date: 02/29/00)
Return before taxes	(46.06%	)	(0.31%	)	N/A	(3.73%	)
Return after taxes on distributions	(46.06%	)	(0.31%	)	N/A	(3.75%	)
Return after taxes on distributions and sale of Fund shares	(29.94%	)	(0.26%	)	N/A	(3.11%	)
NASDAQ Composite (reflects no deduction for fees, expenses or taxes)	(40.54%	)	(4.67%	)	N/A	(11.62%	)
S&P 500 (reflects no deduction for fees, expenses or taxes)	(37.03%	)	(2.22%	)	N/A	(2.92%	)
BARON FIFTH AVENUE GROWTH FUND — Retail Shares (Inception date: 04/30/04)
Return before taxes	(38.92%	)	N/A		N/A	(3.52%	)
Return after taxes on distributions	(39.65%	)	N/A		N/A	(4.02%	)
Return after taxes on distributions and sale of Fund shares	(24.38%	)	N/A		N/A	(2.85%	)
S&P 500 (reflects no deduction for fees, expenses or taxes)	(37.03%	)	N/A		N/A	(2.40%	)

The Russell 2000 is an unmanaged index of U.S. small-cap companies. The Russell 2500 is an unmanaged index of U.S. small to mid-sized companies. The Russell 2000 Growth is an unmanaged index of U.S. small-cap growth companies. The Russell MidCap Growth is an unmanaged index of those Russell MidCap medium-sized companies that are classified as growth companies. The NASDAQ Composite is an unmanaged index that tracks the performance of market-value weighted common stocks listed on NASDAQ. The S&P 500 is an unmanaged index that measures the performance of larger-cap U.S. equities. The Funds may also compare their performance to the performance of their respective peer groups, as published by Morningstar and Lipper.

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Information about the Funds	Baron Funds®

Fund Expenses

The table below describes the fees and expenses that you would pay if you bought and held shares of the Funds.

Annual Fund Operating Expenses†

(Expenses that are deducted from Fund assets)

	Management Fee	Distribution (12b-1) Fee[1]	Other Expenses**	Total Annual Fund Operating Expenses	Expense Waivers[2]		Net Annual Fund Operating Expenses[2]
BARON ASSET FUND
Retail Shares	1.00%	0.25%	0.08%	1.33%	—		1.33%
Institutional Shares	1.00%	0.00%	0.08%	1.08%	—		1.08%
BARON GROWTH FUND
Retail Shares	1.00%	0.25%	0.07%	1.32%	—		1.32%
Institutional Shares	1.00%	0.00%	0.07%	1.07%	—		1.07%
BARON SMALL CAP FUND
Retail Shares	1.00%	0.25%	0.07%	1.32%	—		1.32%
Institutional Shares	1.00%	0.00%	0.07%	1.07%	—		1.07%
BARON iOPPORTUNITY FUND
Retail Shares	1.00%	0.25%	0.17%	1.42%	—		1.42%
Institutional Shares	1.00%	0.00%	0.17%	1.17%	—		1.17%
BARON FIFTH AVENUE GROWTH FUND
Retail Shares	1.00%	0.25%	0.22%	1.47%	(0.07%	)	1.40%
Institutional Shares	1.00%	0.00%	0.22%	1.22%	(0.07%	)	1.15%
†	Based on the fiscal year ended September 30, 2008 for the Retail Shares.
[1]	For Retail Shares only. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge.
[2]

The Adviser has agreed that for so long as it is Adviser to the Funds, it will reimburse certain expenses of Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund so that each Fund’s net annual operating expenses (exclusive of portfolio transaction costs, interest and extraordinary expenses) are limited to 1.50% and 1.40% of average daily net assets of Retail Shares, respectively, and 1.25% and 1.15% of average daily net assets of Institutional Shares, respectively. Certain expenses of the Funds, such as interest and dividend expenses, are not subject to the operating expense limitation.

**	Other expenses for Institutional Shares are based on the actual fiscal year ended September 30, 2008 other expenses of the Retail Shares.

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Baron Funds®	Information about the Funds

Baron iOpportunity Fund imposes a short-term trading fee of 1% on redemptions of shares held for less than 6 months.

Example

These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. For Baron Asset Fund, the example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain at 1.33% for Retail Shares and 1.08% for the Institutional Shares. For Baron Growth Fund, the example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain at 1.32% for Retail Shares and 1.07% for the Institutional Shares. For Baron Small Cap Fund, the example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain at 1.32% for Retail Shares and 1.07% for the Institutional Shares. For Baron iOpportunity Fund, the example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain at 1.42% for Retail Shares and 1.17% for the Institutional Shares. For Baron Fifth Avenue Growth Fund, the example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain at 1.40% for the first year and at 1.47% thereafter for Retail Shares and 1.15% for the first year and 1.22% thereafter for Institutional Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
BARON ASSET FUND
Retail Shares	$135	$421	$729	$1,601
Institutional Shares	$110	$343	$595	$1,317
BARON GROWTH FUND
Retail Shares	$134	$418	$723	$1,590
Institutional Shares	$109	$340	$590	$1,306
BARON SMALL CAP FUND
Retail Shares	$134	$418	$723	$1,590
Institutional Shares	$109	$340	$590	$1,306
BARON iOPPORTUNITY FUND
Retail Shares	$145	$449	$776	$1,702
Institutional Shares	$119	$372	$644	$1,420
BARON FIFTH AVENUE GROWTH FUND
Retail Shares	$143	$458	$796	$1,751
Institutional Shares	$117	$380	$664	$1,471

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Information about the Funds	Baron Funds®

There are additional charges if you have retirement accounts and wire transfers. You also may purchase and redeem your Shares through brokers, dealers or other financial intermediaries that may charge a commission or other transaction fee for their services (please see the “How to Purchase Shares” section on pages 28-29 and the “How to Redeem Shares” section on pages 33-35 of this prospectus).

The 12b-1 fee for Retail Shares is paid to Baron Capital, Inc. (“BCI” or the “Distributor”), the distributor of the Funds, for shareholder and distribution services. Because the fees are paid out of the Funds’ assets attributable to the Retail Shares on an ongoing basis, over time it will increase the cost of your investment in the Retail Shares and may cost you more than paying other types of sales charges.

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Baron Funds®	Information about the Funds

Financial Highlights

The financial highlights table is intended to help you understand the Funds’ financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. The “total return” shows how much your investment in a Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights, for each of the periods presented in the five year period ended September 30, 2008 have been audited by PriceWaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Financial Report, which is available upon request by calling 1-800-99BARON or by emailing info@BaronFunds.com. The Annual Financial Report is also incorporated by reference in the SAI. The SAI and the Annual Financial Report can be found at www.BaronFunds.com. The Funds’ Institutional Shares are newly issued and therefore Financial Highlights for those Shares are not presented in this prospectus.

BARON ASSET FUND — Retail Shares

Fiscal Year Ended September 30	2008		2007		2006	2005	2004

Net Asset Value, Beginning of Year	$66.57		$60.08		$56.52	$47.89	$40.05
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Loss	(0.29	)(1)	(0.10	)(1)	(0.27)	(0.46)	(0.43)
Net Realized and Unrealized Gain (Loss) on Investments	(12.08)		11.27		6.64	12.08	8.27
Total from Investment Operations	(12.37)		11.17		6.37	11.62	7.84
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income	0.00		0.00		0.00	0.00	0.00
Net Realized Gain on Investments	(2.08)		(4.68)		(2.81)	(2.99)	0.00
Total Distributions	(2.08)		(4.68)		(2.81)	(2.99)	0.00
Net Asset Value, End of Year	$52.12		$66.57		$60.08	$56.52	$47.89
TOTAL RETURN	(19.14%)		19.56%		11.54%	25.21%	19.58%
RATIOS/SUPPLEMENTAL DATA:
Net Assets (in millions), End of Year	$3,311.8		$4,468.0		$3,365.6	$2,687.4	$2,002.4
Ratio of Operating Expenses to Average Net Assets	1.33	%(2)	1.34	%(2)	1.33%	1.34%	1.34%
Ratio of Net Investment Loss to Average Net Assets	(0.49%)		(0.17%)		(0.49%)	(0.91%)	(0.90%)
Portfolio Turnover Rate	16.02%		13.39%		21.87%	11.47%	19.57%

(1)	Based on average shares outstanding.
(2)	Benefit of expense reduction rounds to less than 0.01%.

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Information about the Funds	Baron Funds®

BARON GROWTH FUND — Retail Shares

Fiscal Year Ended September 30	2008		2007		2006	2005	2004

Net Asset Value, Beginning of Year	$54.55		$47.23		$45.96	$38.92	$32.65
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Loss	(0.28	)(1)	(0.25	)(1)	(0.29)	(0.29)	(0.30)
Net Realized and Unrealized Gain (Loss) on Investments	(10.07)		10.11		3.61	7.33	6.57
Total from Investment Operations	(10.35)		9.86		3.32	7.04	6.27
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income	0.00		0.00		0.00	0.00	0.00
Net Realized Gain on Investments	(2.51)		(2.54)		(2.05)	0.00	0.00
Total Distributions	(2.51)		(2.54)		(2.05)	0.00	0.00
Net Asset Value, End of Year	$41.69		$54.55		$47.23	$45.96	$38.92
TOTAL RETURN	(19.78%)		21.41%		7.36%	18.09%	19.20%
RATIOS/SUPPLEMENTAL DATA:
Net Assets (in millions), End of Year	$5,615.0		$7,075.9		$5,315.8	$5,005.1	$3,135.6
Ratio of Operating Expenses to Average Net Assets	1.32	%(2)	1.31	%(2)	1.31%	1.31%	1.33%
Ratio of Net Investment Loss to Average Net Assets	(0.59%)		(0.49%)		(0.61%)	(0.73%)	(0.89%)
Portfolio Turnover Rate	25.97%		21.37%		21.27%	15.50%	27.15%

(1)	Based on average shares outstanding.
(2)	Benefit of expense reduction rounds to less than 0.01%.

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Baron Funds®	Information about the Funds

BARON SMALL CAP FUND — Retail Shares

Fiscal Year Ended September 30	2008		2007		2006	2005	2004

Net Asset Value, Beginning of Year	$25.47		$23.59		$23.08	$19.18	$17.26
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Loss	(0.09	)(1)	(0.02	)(1)	(0.18)	(0.10)	(0.15)
Net Realized and Unrealized Gain (Loss) on Investments	(5.01)		4.96		1.43	4.55	2.07
Total from Investment Operations	(5.10)		4.94		1.25	4.45	1.92
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income	0.00		0.00		0.00	0.00	0.00
Net Realized Gain on Investments	(1.67)		(3.06)		(0.74)	(0.55)	0.00
Total Distributions	(1.67)		(3.06)		(0.74)	(0.55)	0.00
Net Asset Value, End of Year	$18.70		$25.47		$23.59	$23.08	$19.18
TOTAL RETURN	(21.44%)		22.54%		5.52%	23.56%	11.12%
RATIOS/SUPPLEMENTAL DATA:
Net Assets (in millions), End of Year	$2,871.6		$3,522.4		$2,921.7	$2,828.6	$1,782.1
Ratio of Operating Expenses to Average Net Assets	1.32	%(2)	1.31	%(2)	1.33%	1.33%	1.33%
Ratio of Net Investment Loss to Average Net Assets	(0.42%)		(0.09%)		(0.73%)	(0.48%)	(0.88%)
Portfolio Turnover Rate	41.52%		36.51%		39.99%	24.68%	32.92%

(1)	Based on average shares outstanding.
(2)	Benefit of expense reduction rounds to less than 0.01%.

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Information about the Funds	Baron Funds®

BARON iOPPORTUNITY FUND — Retail Shares

Fiscal Year Ended September 30	2008		2007		2006	2005		2004

Net Asset Value, Beginning of Year	$13.01		$10.05		$9.16	$7.58		$6.48
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Loss	(0.09	)(1)	(0.07	)(1)	(0.03)	(0.09)		(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	(3.02)		3.03		0.92	1.66		1.18
Total from Investment Operations	(3.11)		2.96		0.89	1.57		1.08
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income	0.00		0.00		0.00	0.00		0.00
Net Realized Gain on Investments	0.00		0.00		0.00	0.00		0.00
Total Distributions	0.00		0.00		0.00	0.00		0.00
Redemption Fees Added to Paid-In Capital	0.00	(2)	0.00	(2)	0.00 (2)	0.01		0.02
Net Asset Value, End of Year	$9.90		$13.01		$10.05	$9.16		$7.58
TOTAL RETURN	(23.90%)		29.45	%(3)	9.72%	20.84	%(3)	16.98	%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets (in millions), End of Year	$154.4		$198.0		$145.4	$145.7		$133.9
Ratio of Operating Expenses to Average Net Assets	1.42%		1.43%		1.45%	1.52%		1.56%
Less: Expense Reimbursements and/or Offsets	0.00	%(4)	(0.01%)		0.00%	(0.02%)		(0.06%)
Ratio of Net Expenses to Average Net Assets	1.42%		1.42%		1.45%	1.50%		1.50%
Ratio of Net Investment Loss to Average Net Assets	(0.79%)		(0.61%)		(0.26%)	(1.01%)		(1.25%)
Portfolio Turnover Rate	61.44%		46.20%		67.25%	83.64%		86.35%

(1)	Based on average shares outstanding.
(2)	Less than $0.01 per share.
(3)	The total returns would have been lower had certain expenses not been reduced during the periods shown.
(4)	Benefit of expense reduction rounds to less than 0.01%.

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Baron Funds®	Information about the Funds

BARON FIFTH AVENUE GROWTH FUND — Retail Shares

Fiscal Year Ended September 30	2008		2007		2006	2005		2004(2)

Net Asset Value, Beginning of Year	$14.12		$12.22		$11.56	$9.89		$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	0.00	(1)(7)	(0.01	)(1)	(0.02)	(0.05)		(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	(2.62)		1.91		0.68	1.72		(0.09)
Total from Investment Operations	(2.62)		1.90		0.66	1.67		(0.11)
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income	0.00		0.00		0.00	0.00		0.00
Net Realized Gain on Investments	(1.12)		0.00		0.00	0.00		0.00
Total Distributions	(1.12)		0.00		0.00	0.00		0.00
Net Asset Value, End of Year	$10.38		$14.12		$12.22	$11.56		$9.89
TOTAL RETURN	(19.96	%)(3)	15.55%		5.71%	16.89	%(3)	(1.10	%)(3)(4)
RATIOS/SUPPLEMENTAL DATA:
Net Assets (in millions), End of Year	$58.2		$110.2		$123.3	$96.5		$49.3
Ratio of Operating Expenses to Average Net Assets	1.47	%(5)	1.36	%(5)	1.39%	1.49%		1.67	%(6)
Less: Expense Reimbursement from Adviser	(0.07%)		0.00%		0.00%	(0.09%)		(0.27	%)(6)
Ratio of Net Expenses to Average Net Assets	1.40%		1.36%		1.39%	1.40%		1.40	%(6)
Ratio of Net Investment Loss to Average Net Assets	(0.01%)		(0.08%)		(0.16%)	(0.58%)		(0.79	%)(6)
Portfolio Turnover Rate	39.59%		28.75%		105.77%	46.71%		7.58	%(4)

(1)	Based on average shares outstanding.
(2)	For the period April 30, 2004 (Commencement of Operations) to September 30, 2004.
(3)	The total returns would have been lower had certain expenses not been reduced during the periods shown.
(4)	Not Annualized.
(5)	Benefit of expense reduction rounds to less than 0.01%.
(6)	Annualized.
(7)	Less than $0.01 per share.

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Information about the Funds	Baron Funds®

Other Investment Strategies

Cash Position.  When the Adviser determines that opportunities for profitable investments are limited or that adverse market conditions exist, all or a portion of the Funds’ assets may be invested in cash or cash equivalents, such as money market instruments, which include U.S. Government securities, certificates of deposit, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements. When a Fund’s investments in cash or similar investments increase, its investment goals may not be achieved. Baron Asset Fund may borrow up to 5% of its net assets for extraordinary or emergency temporary investment purposes or to meet redemption requests that might otherwise require an untimely sale of portfolio securities. Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund may borrow up to 30% of the value of their respective total assets, including the amount borrowed, as of the time the borrowing is made, for temporary, emergency or other purposes.

Debt Securities.  The Funds may invest in debt securities of all types and repurchase agreements for those securities. Debt securities include corporate bonds, government securities, repurchase agreements, loans and loan participations, mortgage-backed securities and other securities that the Funds believe have debt-like characteristics, including hybrids and synthetic securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values.

Illiquid Securities.  Baron Asset Fund may invest up to 10%, and Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund may invest up to 15%, of their respective net assets in securities that are illiquid. An illiquid security is one that cannot be disposed of in the ordinary course of business within seven days.

Special Situations.  The Funds may invest in “special situations.” A special situation arises when, in the opinion of the Adviser, the securities of a company will be recognized and appreciate in value due to a specific anticipated development at that company. Such developments might include a new product, a management change, an acquisition or a technological advancement.

Non-U.S. Securities.  The Funds may invest without limitation in the securities of non-U.S. issuers in U.S. denominated form known as American Depository Receipts. They may also invest in foreign denominated form (Global Depository Receipts or European Depository Receipts) up to 10% of the respective total assets of Baron Asset Fund, Baron Growth Fund and Baron Small Cap Fund, and up to 25% of the

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Baron Funds®	Information about the Funds

respective total assets of Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund.

Options and Derivatives.  Baron Asset Fund may write (sell) covered call options or purchase put options on equity and/or debt securities. Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund may sell put options and covered call options and purchase put and call options on equity and/or debt securities. A call option gives the purchaser of the options the right to buy and, when exercised, obligates the writer to sell the underlying security at the exercise price. A put option gives the purchaser of the option the right to sell and, when exercised, obligates the writer to buy the underlying security at the exercise price. The options may be listed or over-the-counter. The Funds may also enter into equity swap agreements and other derivative investments.

Other Strategies.  The Funds have additional investment strategies and restrictions that govern their activities. For a list of these restrictions and more information about the investment strategies, please see the “Investment Goals, Strategies and Risks” section beginning on page 3 of the SAI. Those strategies and restrictions that are identified as “fundamental” may only be changed with shareholder approval, while the others may be changed by the Board of Trustees (the “Board”).

Additional Risk Factors

Options and Derivatives.  Options may fail as hedging techniques in cases where the price movements of the securities underlying the options do not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in options and derivatives depend on the Adviser’s ability to anticipate correctly the direction of stock prices, interest rates and other economic factors. Options may lose all their value in a relatively short period of time. The dealer who takes the other side of a derivative transaction could fail. Where a liquid secondary market does not exist, a Fund would likely be unable to control losses by closing its position.

Interest Rate Changes.  Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. The longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Prepayment.  Many types of debt securities, including mortgage-backed securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security

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Information about the Funds	Baron Funds®

can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Non-U.S. Securities.  Investments in non-U.S. securities may have greater risks than investments in U.S. securities and such risks may be unrelated to the price of the securities. Such risks include currency exchange risks, as the value of local currency relates to the U.S. dollar. The value of a non-U.S. security may be worth less in U.S. dollars even if the security increases in value in its own country due to declines in exchange rates or changes in U.S. or foreign laws. Non-U.S. investments are also subject to political and economic risks, particularly in countries with unstable governments, different legal systems and limited industries. In some countries there may be the risk of governments seizing the assets or operations of a company. Further, there may be less governmental supervision of foreign markets, including non-standardized financial reporting and less publicly available information. There is also the risk that non-U.S. securities may be less liquid, there may be delays in settlement of purchase and sale transactions and there may not be adequate protection to ensure the other side will complete a transaction.

Convertible Securities.  Since convertible securities combine the investment characteristics of both bonds and common stocks, these investments absorb the market risks of both stocks and bonds. The combination does, however, make the investment less sensitive to interest rate changes than straight bonds of comparable maturity and quality and usually less volatile than common stocks. Because of these factors, convertible securities are likely to perform differently than broadly-based measures of the stock and bond markets.

Taxes.  Each of the Funds intends to elect to be treated and to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To maintain its qualification for federal income tax purposes as a regulated investment company under the Code, each Fund must meet certain source-of-income, asset diversification and annual distribution requirements, as discussed in detail below under “U.S. Federal Income Taxation.” If for any taxable year a Fund fails to qualify for the special federal income tax treatment afforded to regulated investment companies, all of the Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to the Fund’s shareholders) and the Fund’s income available for distribution would be reduced (please see the “U.S. Federal Income Taxation” section on pages 39-41 of this prospectus, and the “Tax Status” section on pages 23-27 in the SAI).

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Baron Funds®	Information about the Funds

Borrowings.  To the extent a Fund borrows, it must maintain continuous asset coverage of 300% of the amount borrowed. Such borrowing has special risks. Any amount borrowed will be subject to interest costs that may or may not exceed the appreciation of the securities purchased.

Short Sales. If the price of the stock sold short increases after the sale, the Funds will lose money because they will have to pay a higher price to repurchase the borrowed stock when they close their short position. The Funds may not be able to close out a short position at an acceptable price or time and the loss of value on a short sale is theoretically unlimited. The Funds have to borrow the securities to enter into the short sale. If the lender demands the securities be returned, the Fund must deliver them promptly, either by borrowing from another lender or buying the securities. If this occurs at the same time other short-sellers are trying to borrow or buy the securities, a “short squeeze” could occur, causing the stock price to rise and making it more likely that the Funds will have to cover their short positions at an unfavorable price. This could happen regardless of whether or not the prospects for a business are favorable or unfavorable.

Illiquid Securities. The absence of a trading market could make it difficult to ascertain a market value for illiquid positions. The Funds’ net asset value could be adversely affected if there were no ready buyer at an acceptable price at the time the Funds decided to sell. Time-consuming negotiations and expenses could occur in disposing of the shares.

Special Situations. Investments in special situations have the risk that the anticipated development does not occur or does not attract the expected attention.

Management of the Funds

The Board oversees the management of the Funds. A list of the Trustees and the Funds’ officers may be found in the SAI. BAMCO is located at 767 Fifth Avenue, New York, NY 10153, and is responsible for portfolio management. BAMCO serves as investment adviser to other registered mutual funds, including Baron Partners Fund, Baron Retirement Income Fund and Baron International Growth Fund. BCI, an SEC registered broker-dealer and a member of FINRA (the Financial Industry Regulatory Authority (formerly the NASD)) serves as the distributor of the shares of the Funds. BAMCO and BCI, along with their affiliate, Baron Capital Management, Inc., are wholly owned subsidiaries of Baron Capital Group, Inc., a holding company (“BCG” or the “Firm”).

Ronald Baron is the Founder, Chief Executive Officer and Chairman of the Firm and, with his family, is the principal owner of BCG. Linda S. Martinson is the President and Chief Operating Officer of the Firm and has been with the Firm since 1983.

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Information about the Funds	Baron Funds®

The portfolio managers for the Funds are senior members of the Adviser’s research team and are responsible for stock selection and overseeing portfolio structure of the Funds. Mr. Baron has been the portfolio manager of Baron Growth Fund since its inception in 1995. He has managed money for others since 1975.

Andrew Peck has been the sole portfolio manager of Baron Asset Fund since January 23, 2008. He had been a co-portfolio manager of the Fund with Mr. Baron since July 23, 2003. Mr. Peck has worked at the Adviser as an analyst since February of 1998. Before that, he was an analyst at a large brokerage firm.

Cliff Greenberg has been the portfolio manager of Baron Small Cap Fund since its inception. Mr. Greenberg joined the Adviser in January of 1997. He was a general partner and portfolio manager at HPB Associates, L.P., from January of 1990 until he joined the Adviser.

Michael Lippert has been the portfolio manager of Baron iOpportunity Fund since March 3, 2006. Mr. Lippert has worked at the Adviser as an analyst since December of 2001. From April of 2001 to December of 2001, Mr. Lippert was a research analyst and general counsel for JLF Asset Management, and from 2000 to 2001 he was a partner at Baker & Botts.

Randall Haase has been the portfolio manager of Baron Fifth Avenue Growth Fund since May 1, 2006. Mr. Haase was an investment manager at Duquesne Capital Management, LLC, from 2000 to 2005. He worked at Alliance Capital Management, L.P. as a portfolio manager from 1993 to 2000, and as an analyst from 1989 to 1993.

Each of the portfolio managers named above may serve as portfolio managers or analysts for other products offered by affiliates that could conflict with their responsibilities to the Funds of which they are portfolio managers. The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

For its services, the Adviser receives a fee payable monthly from the assets of the Funds equal to 1% per annum of the average daily net asset value of Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund and Baron iOpportunity Fund. Baron Fifth Avenue Growth Fund pays the Adviser 1% per annum for average daily net assets under $1 billion, 0.95% per annum for average daily net assets greater than $1 billion but less than $2 billion, 0.90% per annum for average daily net assets over $2 billion but less than $3 billion, 0.85% per annum for average daily net assets over $3 billion but less than $4 billion, and 0.80% per annum for average daily net assets greater than $4 billion. A discussion regarding the basis for the approval by the Board of the investment advisory contract for each Fund is available in the Funds’ Annual Financial Report to the Shareholders for the fiscal year ended September 30, 2008.

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Baron Funds®	Information about the Funds

12b-1 Plan

The Funds have adopted a plan for Retail Shares under Rule 12b-1 of the Investment Company Act of 1940 that allows the Funds to pay distribution fees for the sale of Retail Shares and for services provided to shareholders. A substantial portion of the 12b-1 fees is directed to third parties that provide shareholder servicing to existing shareholders. Because the fees are paid out of the Funds’ assets attributable to the Retail Shares on an on-going basis, over time these fees will increase the cost of your investment in Retail Shares and may cost you more than paying other types of sales charges. The 12b-1 plan authorizes the Funds to pay BCI a distribution fee equal to 0.25% per annum of each Fund’s average daily net assets attributable to the Retail Shares (please see the “12b-1 Plan” section on page 20-21 of the SAI). The 12b-1 Plan does not apply to Institutional Shares.

Third Party Arrangements.  The Adviser, the Distributor or their affiliates, may, at their own expense out of their own financial resources (a source of which may be payment under the Funds’ 12b-1 Plan for Retail Shares), make cash payments for shareholder services to some, but not all brokers, dealers or other financial intermediaries, as an incentive to sell shares of the Funds and/or promote retention of their customers’ assets in the Funds. These payments, sometimes referred to as “revenue sharing payments,” do not change the price paid by investors to purchase the Funds’ shares or the amount the Funds receive as proceeds from such sales.

Revenue sharing payments may be made to brokers, dealers or other financial intermediaries that provide services to the Funds or to shareholders of the Funds, including shareholder servicing, transaction processing, sub-accounting services, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker, dealer or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers or other financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer or other financial intermediary provides shareholder services to Fund shareholders. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Funds may pay fees to financial intermediaries out of the applicable Fund’s assets (in addition to 12b-1 fees for Retail Shares), for servicing shareholder accounts. Such financial intermediaries would have omnibus accounts with the Funds’ transfer agent, DST Systems, Inc. (the “Transfer Agent”), and provide shareholder servicing and/or sub-transfer agent services to shareholders or beneficial owners. It is anticipated that any amounts paid by the Funds to such financial intermediaries would not exceed the amount each Fund would have incurred in maintaining the shareholder accounts for those who invest in the Fund directly rather than through these financial intermediaries. As of December 31, 2008, the Funds have made no such payments.

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Information about the Funds	Baron Funds®

How Your Shares are Priced

The purchase or sale price for your Shares is the Funds’ net asset value per share (“NAV”), which is generally calculated as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4 p.m. Eastern Time (“E.T.”)) on each day the Exchange is open. Your purchase or sale will be priced at the next NAV calculated after your order is accepted by the Transfer Agent. The Fund has agreements with certain financial intermediaries that authorize them to accept orders or designate third parties to accept orders on behalf of the Funds. If you place your order through these financial intermediaries, the order will be considered received when they accept the order. Those orders will be priced at the next NAV calculated after acceptance of the order by the financial intermediary or its agent.

Funds’ investments traded on any national stock exchange are valued based on their last sale prices. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. Where market quotations are not readily available, or, if in the Adviser’s judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market closes but before the Funds are priced that materially affects the value of a security, the securities will be valued by the Adviser using policies and procedures approved by the Board. The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior executives, and the Committee provides a report to the Board every quarter. Factors the Committee considers when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent and quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. The Funds may change the time at which orders are priced if the Exchange closes at a different time or an emergency exists. U.S. Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a pricing service approved by the Board or at the bid price from a dealer maintaining an active market in that security.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices and translated into U.S. Dollars at 4 p.m. E.T., except under the circumstances described below. Most foreign markets close before 4 p.m. E.T. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. E.T. If the Adviser determines that developments between the close of the foreign market and 4 p.m. E.T. may, in its judgment, materially affect the value of some or all of a Funds’ non-U.S. securities, the Adviser will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. E.T. In deciding whether to make these adjustments, the Adviser reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities and baskets of non-U.S. securities. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. The Adviser may use outside pricing services to provide it with closing market prices and information used for adjusting those prices. The Adviser cannot predict how often it will use closing prices and how often it will adjust those prices.

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Baron Funds®	Information about your Investment

How to Purchase Shares

You may purchase shares of the Funds directly without paying a sales charge. Please use the Funds’ “Regular Account Application” form to open an account. Special applications are available to open individual retirement accounts, such as Traditional, Roth, SEP or Simple IRAs (collectively “IRAs” or individually an “IRA”) and Coverdell accounts. All applications can be found at www.BaronFunds.com/applications. Please complete the application form in its entirety. If you do not provide all the information requested, your application will be returned to you and your investment will not be established.

The Funds offer two classes of shares, Retail Shares and Institutional Shares, which differ only in their ongoing fees and eligibility requirements. The minimum initial investment for the Retail Shares is $2,000 per Fund, unless you choose to invest through the Baron Automatic Investment Plan (please see the “Baron Automatic Investment Plan” section on page 31 of this prospectus). The minimum initial investment for Institutional Shares is $1,000,000 per Fund. Institutional Shares are intended for certain financial intermediaries that offer shares of the Baron Funds through fee-based platforms, retirement platforms or other platforms for which the financial intermediary provides services and is not compensated by the Baron Funds for those services. Shareholders meeting the eligibility requirements for the Institutional Shares may also purchase Institutional Shares directly through the Baron Funds without paying a sales charge or any other additional fees. Employees and Trustees of the Baron Funds are not subject to the eligibility requirements for Institutional Shares.

At the sole discretion of the Adviser, the initial investment minimum may be waived for certain investors. There is no minimum for subsequent purchases except for purchases made through the Funds’ website (please see the “Special Information About the Baron Funds® Website” section on pages 36-37 of this prospectus). The Funds may reject any proposed purchase if the purchase would violate the Funds’ policies on short-term trading (please see the “Policies Regarding Frequent Purchases and Redemptions of Fund Shares” section on pages 31-32 of this prospectus).

Only persons or entities with valid U.S. tax identification numbers may invest in the Funds (please see the “Anti-Money Laundering Regulations” section below). The Adviser may make exceptions at its discretion. Please call the Funds’ Transfer Agent at 1-800-442-3814 if you have any questions.

Anti-Money Laundering Regulations.  As part of the Funds’ legal responsibility to fight the funding of terrorism and money laundering activities, the Funds require a detailed verification of the identity of a shareholder and individuals with authority or control over accounts opened by entities such as corporations, partnerships or trusts. When you open an account, the Funds will request such information as is necessary

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Information about your Investment	Baron Funds®

to verify your identity as a shareholder, as well as the identities of any individuals with authority or control over accounts being opened by entities. The information requested includes name, address, date of birth and U.S. taxpayer identification number. Please make sure to provide all required information. Incomplete information will delay your investment. The Funds will not process your investment until all required information has been provided.

You will receive the NAV of the Funds on the date that all required information has been provided to the Transfer Agent. United Missouri Bank of Kansas City, N.A. will hold your investment check until all required anti-money laundering information has been received. Investment funds received by bank wire will also be held by United Missouri Bank of Kansas City, N.A. If the application is not complete, the Funds’ representatives will attempt to collect any missing information by contacting you directly. If you purchase the Funds through a broker, dealer or other financial intermediary, such broker, dealer or other financial intermediary will be responsible for collecting the required information.

If the application is complete, the Funds will process the investment and will take steps to verify your identity. The Funds may request additional information or documents, if needed, to verify your identity. If the Funds cannot verify your identity, the account will be closed and you will receive proceeds based on the next NAV calculated for the Fund(s) in which you invested. If the Funds deem it necessary, and upon written notice to you, the payment of redemption proceeds to you may be suspended to comply with the anti-money laundering regulations applicable to the Funds. The Funds will share the identity of their shareholders with federal authorities if required to do so by law and may report a failure to verify a shareholder’s identity with federal authorities in accordance with applicable law.

How to Invest with the Baron Funds®

By Mail

To open a new account, send your signed application form with your check payable to BARON FUNDS® to:

Baron Funds®

P.O. Box 219946

Kansas City, MO 64121-9946

or by overnight mail to:

Baron Funds®

430 West 7th Street

Kansas City, MO 64105-1514

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Please make sure you indicate how much money you want invested in each Fund. Checks must be payable in U.S. dollars and must be drawn on a U.S. bank. Third party checks, credit cards, money orders, travelers’ checks, bearer securities and cash will not be accepted. For IRAs and Coverdell accounts, please specify the year for which the contribution is made. If no year is specified, it will be applied as a current year contribution.

When adding to your account, please complete the additional investment form provided at the bottom of your account statement or purchase confirmation. If you do not have that form, please write a note with the account number, indicating in which Fund the investment should be made and send it along with your additional investment check. Please note that any investment funded by check will be subject to a fifteen-day hold or held until the check clears to prevent any fraudulent transactions. Please send it to either the regular or overnight address.

By Wire

You can make your initial or additional investments in the Funds by wire. To do so, please: (1) contact the Funds’ Transfer Agent at 1-800-442-3814 to obtain an account number; (2) complete and sign the application form and mail it to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946; (3) instruct your bank to wire funds to the United Missouri Bank of Kansas City, N.A., ABA No. 1010-0069-5, Account No. 98-7037-101-4; and (4) be sure to specify the following information in the wire: (a) the Fund you are buying; (b) your account number; and (c) your name. The Funds are not responsible for delays in the wiring process.

By Telephone

Once your account is open, and if you have banking instructions on your account, you may add to your investment or exchange among the Baron Funds® by speaking with a representative or by calling our automated voice recognition system “BaronTel,” unless you specifically declined either of these options on your account application. Please call 1-800-442-3814 to invest or exchange by telephone (please see the “How to Exchange Shares” section on pages 35-36 of this prospectus). By choosing this option to make a purchase, you authorize the Funds to draw on your bank account. Please note that for an exchange, your accounts must be identically registered. If you need to add this option to your account, please call 1-800-442-3814 for the forms.

By Internet

You may open a new account through the Baron Funds® website by going to www.BaronFunds.com/openaccount (please see the “Special Information about the

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Baron Funds® Website” on pages 36-37 of this prospectus). You may add to an existing account by going to www.BaronFunds.com/myaccount. You must have ACH/Banking instructions on your account in order to make online purchases.

Baron Automatic Investment Plan — Retail Shares Only

Baron Automatic Investment Plan (the “Plan”) is an automatic investment plan offered by the Funds. For any account starting with an investment of less than $2,000, the minimum initial investment is $500 with subsequent monthly investments of as little as $50, which are automatically invested from your checking account. Once your investment has reached $2,000, you have the option of either discontinuing the Plan by contacting the Funds or continuing to automatically invest in the Funds. If your initial investment is greater than $2,000 and you wish to utilize the Plan for your account, please contact the Funds. To enroll in the Plan, please complete the Enrollment Form (available by calling 1-800-99BARON), attach a voided check and mail with your application to either Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or, to the overnight address, Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514.

If your account has already been established without banking instructions and you wish to enroll in the Plan, please send a “signature guaranteed” letter of instruction along with a voided check attached to either the regular or overnight address. You can obtain a signature guarantee from most securities firms or banks, but not from a notary public.

Through Brokers, Dealers or Other Financial Institutions

You may purchase shares of the Funds through a broker, dealer or other financial intermediary that may charge a transaction fee. If you purchase the shares directly from the Funds, no transaction fee is charged. The Funds also participate in programs with many financial intermediaries where no transaction fee is charged.

Policies Regarding Frequent Purchases and Redemptions of Fund Shares

The Funds discourage any person who is not a long-term investor from investing in the Funds. The Funds make investments for the long term and have had relatively low turnover of the portfolios (please see the “Principal Investment Strategies” section on pages 3-5 of this prospectus). The Board has adopted policies and procedures to minimize frequent purchases and redemptions of Fund shares by shareholders. The Board believes that frequent trading (which may include market timing, short-term trading or excessive trading) of Fund shares has the potential to adversely impact other shareholders of the Funds.

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The Board believes that frequent trading of Fund shares causes risks to the Funds and their shareholders. Frequent trading may dilute the value of Fund shares held by long-term shareholders, trigger gains taxable to Fund shareholders, increase brokerage and administrative costs and interfere with the efficient management of the Funds. It may disrupt the Adviser’s ability to manage the Funds in accordance with their goals. This disadvantages other shareholders of the Funds and adds to Fund costs, since the Adviser may be required to sell investments prematurely to raise cash to meet redemptions. The impact could be particularly severe for a smaller Fund because the frequent activity would have a greater impact on each remaining long-term shareholder. Shareholders could also be negatively affected by frequent trading if the Adviser is forced to rebalance the portfolio and thereby incur substantial expenses in doing so.

If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from investing in the Funds. The policy of the Funds is to presume that a person who trades in and out of a Fund within six months or less is not a long-term investor, although the Adviser, in its sole discretion, will consider evidence that rebuts that presumption, including the existence of extenuating circumstances such as medical emergencies or other hardships. The Adviser will examine information that is reasonably available to it at the time, including information supplied by third parties and the shareholder’s investment history, to the extent known, in other mutual funds or investment vehicles (including vehicles managed by the Adviser or its affiliates), and if it is able to identify a person whom the Adviser deems is not a long-term investor, it will attempt to: (i) bar the person from returning to the Funds; or (ii) reject the investment from the outset. Although the Adviser may not be able to identify all persons who engage in frequent trading, it will make attempts to minimize frequent trading activity in the Funds. Baron iOpportunity Fund imposes a 1% short-term trading fee (please see the “Short-Term Trading Fee” section on page 34 of this prospectus) to discourage frequent trading. The Funds will not allow exchanges for an investor that the Adviser reasonably believes is not a long-term shareholder.

Certain financial intermediaries and administrators may not have systems that can accommodate the Funds’ policies regarding the frequent purchases and redemptions of Fund shares. In these limited instances, the Funds must rely on those financial intermediaries and administrators to enforce their own frequent trading policies. If the Adviser reasonably believes that a financial intermediary is not enforcing its own policy, or the Funds’ policies regarding frequent purchases and redemptions of Fund shares, even though it has the appropriate systems, the Funds may prohibit the financial intermediary from investing in the Funds on behalf of any of its clients.

The Funds’ policies and procedures may be modified or terminated at any time. The Funds reserve the right to reject any purchase or exchange request for any reason.

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How to Redeem Shares

You may redeem Fund shares by any of the methods described below. If you are selling shares in an IRA or Coverdell account, please read the information in the IRA or Coverdell plan document. Redemptions will not be made until all of the requirements are met. Redemptions are priced at the next NAV calculated after your redemption request is received in the proper form. If you have recently purchased shares, your redemption request may not be sent to you until the purchase check has cleared your bank, which generally occurs within fifteen calendar days.

By Mail

Please write a letter that includes the following information: the name of the registered owner(s) of the account; the name of the Fund(s); the number of shares or dollar amount to be redeemed; and the account number. The letter must be signed in exactly the same way the account is registered, including the signature of each joint owner, if applicable. Mail the request to the Transfer Agent at Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946.

A signature guarantee is required for redemptions of more than $50,000 per Fund in any quarter (please see the “Special Information About Redemptions” section on pages 34-35 of this prospectus). Normally, within seven days after receipt of a redemption request by the Transfer Agent in the proper form, the Fund will mail you the proceeds.

By Telephone

You are automatically granted the telephone redemption option when you open your account, unless you decline the option on your account application or by calling 1-800-442-3814. Once made, your telephone request cannot be changed. There is no minimum amount that you must redeem by telephone from your account. The maximum amount that you may redeem by telephone in any quarter is $50,000 per Fund. You may receive the proceeds by any one of the following methods: (a) we will mail a check to the address to which your account is registered; (b) we will transmit the proceeds by electronic funds transfer to a previously designated bank account (usually a two banking day process); or (c) we will wire the proceeds to a pre-authorized bank account for a $10 fee that will be deducted from your redemption proceeds (usually a next banking day process). Banking instructions can be added to your account or changed by sending in a signature guaranteed letter of instruction. Please include your account number in the letter.

The Funds have the right to refuse a telephone redemption if they believe that it is advisable to do so. The Funds will not be responsible for any fraudulent telephone

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order as long as the Funds and their Transfer Agent use reasonable procedures to confirm that telephone instructions are genuine.

By Broker, Dealer or Other Financial Intermediaries

Accounts may redeem Fund shares held by a broker, dealer or other financial intermediary that may charge you a fee. The Funds may have special redemption procedures with certain brokers, dealers or other financial intermediaries.

Short-Term Trading Fee

Baron iOpportunity Fund imposes a short-term trading fee on redemptions and exchanges of shares held for less than six months. The fee is 1% of the redemption value and is deducted from the redemption proceeds. The Fund uses the “first-in, first-out” method to determine the holding period. So, if you bought shares on different days, the shares purchased first will be redeemed first for determining whether the fee applies. The fee is retained by the Fund for the benefit of the remaining shareholders to offset the administrative costs associated with processing redemptions and exchanges and portfolio management, and to offset the portfolio transaction costs.

The Fund waives the fee for defined contribution plans. The Fund may waive the fee on redemptions if the Adviser believes there exist extenuating circumstances that justify a waiver and it is in the best interest of the Fund. Please check with your account representative before you purchase your Shares to determine whether the fee waiver is applicable.

Special Information about Redemptions

If the amount to be redeemed in any quarter is greater than $50,000 per Fund, all of the signatures on a redemption request must be signature guaranteed. If you have changed your address within 30 days of a redemption request, a signature guarantee is required for any amount of redemption. For joint tenant accounts, each signature must be signature guaranteed. A signature guarantee helps protect you and the Funds from fraud. You can obtain a signature guarantee from most securities firms or banks, but not from a notary public. If you are redeeming $50,000 or less per quarter, per Fund, and if the proceeds are sent to the address of record (which has not been changed within 30 days), no signature guarantee is required.

Please call the Transfer Agent at 1-800-442-3814 if you are unsure of any of the special redemption requirements. Please remember that the Funds will not process redemptions greater than $50,000 per Fund in any quarter until the original letter of

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instruction with the signature guarantee in proper form has been received by the Transfer Agent.

The Transfer Agent may require other documentation from corporations, trustees, executors, and others who hold shares on behalf of someone else. If you have any questions concerning the requirements, please call the Transfer Agent at 1-800-442-3814. Redemptions will not be made until all of the conditions, including the receipt in proper form of all required documentation by the Transfer Agent, have been satisfied.

A redemption of Fund shares may generate a tax liability.

If you redeem more than $250,000 or 1% of the net asset value of a Fund during any 90-day period, that Fund has the right to pay the redemption price, either totally or partially, by a distribution of portfolio securities instead of cash.

For Retail Shares, if your account falls below $2,000 because of redemptions, the Funds may contact you about your balance. If it is still below $2,000 after 60 days, the Funds may close your account and send you the proceeds. For Institutional Shares, if your account falls below $1,000,000 because of redemptions, the Funds may contact you about your balance. If your account is still below $1,000,000 after 60 days, the Funds may convert your Institutional Shares into Retail Shares. The Funds will notify you in writing that your account will be cashed out or converted in advance of taking such action so that you are informed of the new status of your account. Employees and Trustees of the Baron Funds are not subject to the eligibility requirements for Institutional Shares. At the sole discretion of the Adviser, the initial investment minimum may be waived for certain investors.

The Funds may suspend the normal redemption process if trading on the Exchange is suspended or if an emergency exists that reasonably precludes the valuation of the Funds’ net assets or if the SEC permits a suspension.

How to Exchange Shares

You may exchange all or a portion of your investment from one Baron Fund into another. You may exchange shares by mail, telephone (speaking with a representative or using our automated voice recognition system “BaronTel”) or through the Baron Funds® website. You must not have opted out of the telephone option to do an exchange via telephone or online (please see the “Special Information about the Baron Funds® Website” section on pages 36-37 of this prospectus). Any new account established through an exchange will have the same registration, the same privileges and will be subject to the same minimum investment requirements as your original account. There is currently no fee for an exchange. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered a sale for federal income tax purposes, and you may realize a taxable gain or loss. The policy of the Funds is to presume that a person who trades in and out of a Fund within six

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months or less is not a long-term investor (please see the “Policies Regarding Frequent Purchases and Redemptions of Fund Shares” section on pages 31-32 of this prospectus). Exchanges between funds within six months or less violate this policy. The Funds reserve the right to cancel the exchange privilege of any investor who uses the exchange privilege excessively. Baron iOpportunity Fund imposes a short-term trading fee on redemptions and exchanges of shares held less than six months. The Funds may change or temporarily suspend the exchange privilege during unusual market conditions.

How to Convert Shares

The Funds offer two classes of shares, Retail Shares and Institutional Shares, which differ only in their ongoing fees and eligibility requirements. You may convert Retail Shares into Institutional Shares if your balance is at least $1,000,000. If your account falls below $1,000,000, the Fund may convert your Institutional Shares into Retail Shares. Employees and Trustees of the Baron Funds are not subject to the eligibility requirements for Institutional Shares. At the sole discretion of the Adviser, the initial investment minimum may be waived for certain investors. The transaction will be based on the respective NAV of each class on the trade date for the conversion. Such a conversion is not a taxable event.

Other Fees

The Funds may charge a fee of $5 per year, with a maximum charge of $20, to provide historical information for an account. Please call the Funds’ Transfer Agent at 1-800-442-3814 for additional information.

Special Information about the Baron Funds® Website

The Baron Funds® website, www.BaronFunds.com, allows you to check your Fund account balance and historical transactions and make purchases of Fund shares or exchanges into other Baron Funds® . Exchanges into other Baron Funds on the Baron Funds® website may only be made for Retail Shares. You are automatically granted the online transaction option unless you decline the option on your account application or by calling 1-800-442-3814. To purchase shares online, you must have telephone transaction privileges and bank instructions with respect to your account. Payment for the purchase of Baron Funds shares through the website may be made only through a debit of your bank account at a U.S. bank that is a member of the Federal Reserve System.

For Retail Shares, the Funds impose a limit of $25,000 per initial purchase transaction or subsequent transaction through the website. The minimum initial investment for Retail Shares is $2,000 per Fund, or if you are utilizing the Baron Automatic Investment Plan, you can start with an initial investment of $500 per Fund, with

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subsequent minimum investments of $50 per month. The minimum investment for subsequent purchases through the website is $10. For Institutional Shares, the Funds impose a limit of $25,000 for subsequent transactions through the Baron Funds® website. The minimum initial investment for Institutional Shares is $1,000,000 per Fund. You may not make an initial purchase of Institutional Shares through the Baron Funds® website unless you are an employee or Trustee of the Baron Funds.

Redemptions cannot be processed via the website. However, shareholders have the option to redeem by telephone or mail (please see the “How to Redeem Shares” section on pages 33-35 of this prospectus).

Please be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the Baron Funds® website for transactions is dependent on the Internet, equipment, software, systems, data and services provided by various vendors and third parties. While the Funds, the Distributor and the Transfer Agent have established certain security measures, they cannot guarantee that inquiries, account information or trading activity will be completely secure. There may also be delays, malfunctions or other inconveniences, or times when the website is not available for Fund transactions or other purposes. If this occurs, you should consider using other methods to purchase or exchange shares. The Funds, the Distributor, the Transfer Agent and the Adviser are not liable for any delays, malfunctions or unauthorized interception or access to communications or account information.

The Funds, the Distributor, the Transfer Agent and the Adviser are not liable for any loss, liability, cost or expense for following instructions communicated through the Internet, including fraudulent or unauthorized instructions.

Disclosure of Portfolio Holdings

The Board has adopted policies and procedures governing the disclosure of each Fund’s portfolio holdings. More detailed information about these policies and procedures can be found in the Funds’ SAI.

Quarterly: The Funds post on the Baron Funds® website, usually on the fifth business day after the quarter end, the top ten long positions held by each Fund, stated as a percentage of net assets (as a percentage of total long positions if the Fund has a temporary overdraft). In addition, the Funds post on the Baron Funds® website, usually on the tenth business day after the quarter end, all long securities positions of each Fund’s net assets and the cash position at the just-ended quarter end. All of this information will remain on the Baron Funds® website until the next quarter end’s information is posted.

Monthly: In addition, the Funds post on the Baron Funds® website, usually on the tenth business day after month end, the ten largest long positions of each Fund, stated as a percentage of net assets (as a percentage of total long positions if the Fund has a temporary overdraft). This information will remain on the website until the next month end’s information is posted.

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Other information that may be of interest to investors, such as industry breakdowns and a historical analysis of security impact, may be available on the Baron Funds® website. The website address is www.BaronFunds.com. The link to Fund information is www.BaronFunds.com/ourfunds. Holdings information for each Fund can be accessed from this link.

A Fund may release the portfolio information to persons earlier than the dates stated above only if certain members of senior management of the Fund determine that the release of such information is in the best interest of the Fund’s shareholders, that there is a legitimate business purpose and where the recipient agrees in writing to maintain the confidentiality of the information and not to trade on the information. More detailed information about these arrangements can be found in the Funds’ SAI.

If the Funds inadvertently release the information prior to the dates stated above to any person, and there was no agreement as described, the Funds will promptly post the information to the website. A Fund may also release what the Adviser reasonably deems to be immaterial information as the Adviser deems appropriate.

No employee of the Funds or the Adviser is allowed to accept compensation or consideration in any form with respect to the release of the Funds’ portfolio holdings. “Consideration” includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Adviser. Any exceptions to any of the Funds’ disclosure policies are reported to the Board.

Dividends and Distributions

Each Fund pays its shareholders dividends from its net investment income and distributes any net realized capital gains once each year. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no charges on reinvestments. After every distribution, the value of a share is automatically reduced by the amount of the distribution. If you elect not to reinvest and the postal or other delivery service is unable to deliver checks to your address of record, your distribution will be reinvested in additional shares at the next NAV calculated after the check is returned to the Fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Potential investors should read the “U.S. Federal Income Taxation” section on pages 39-41 of this prospectus and the “Tax Status” section on pages 23-27 in the accompanying SAI for information on the tax treatment of distributions from the Funds and for a discussion of the tax consequences of an investment in the Funds. References below to the “Fund” apply to each of the Funds described in this prospectus.

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U.S. Federal Income Taxation

Tax Status of the Fund

Each Fund intends to qualify every year as a “regulated investment company” under the Code. If a Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on income that is distributed to shareholders, provided that it distributes to its shareholders at least 90% of its net taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and taxable income other than net capital gains) and 90% of its net tax exempt interest income in each year (“Qualifying Income”).

Taxability of Dividends and Distributions

Distributions of a Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of a Fund’s net capital gains (the excess of a Fund’s net long-term capital gain for the taxable year over its net short-term capital loss for that year) designated as capital gain dividends by a Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of a Fund. Distributions in excess of a Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital, to the extent of your adjusted basis in your Shares of a Fund, and as a capital gain thereafter (if you held your Shares of a Fund as capital assets). Provided that you satisfy the applicable holding period and other requirements with respect to your Shares of a Fund, distributions of a Fund’s “qualified dividend income” in taxable years beginning before January 1, 2011 will be treated as qualified dividend income received by you and will therefore be subject to U.S. federal income tax at the rates applicable to long-term capital gains. The Funds will inform you each year of the tax status of distributions you received for the previous year. Your tax liabilities for such distributions will depend on your particular tax situation.

If you elect to reinvest distributions in additional shares of a Fund, you will be treated for U.S. federal income tax purposes as receiving the relevant distributions and using them to purchase shares. All distributions of net investment income and net capital gains, whether received in cash or reinvested, must be reported on your U.S. federal income tax return.

A distribution will be treated as paid during a calendar year if it is declared by the Fund in October, November or December of the year to holders of record in such a month and paid by January 31 of the following year. Such distributions will be taxable to you as if received on December 31 of such prior year, rather than in the year in which the distributions are actually received.

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Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. If a Fund meets certain requirements and so elects, a ratable portion of the amounts withheld or paid will generally be taxable to you as a shareholder even though you do not receive them. However, you may be able to claim a tax credit or a deduction for your portion of any foreign withholding and income taxes paid by a Fund.

By law, a Fund must withhold 28% of your dividends and redemption proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

Taxability of the Sale or Redemption of Shares

You will recognize a taxable gain or loss, if any, if you sell or redeem your Shares. You will generally be subject to taxation based on the difference between your adjusted tax basis in your Shares sold or redeemed and the value of the cash or other property you receive in payment therefor.

Any gain or loss arising from the sale or redemption of shares will be treated as capital gain or loss if the shares are capital assets in your hands and will generally be long-term capital gain or loss if your holding period for your Shares is more than one year and short-term capital gain or loss if it is one year or less. Currently, capital gains recognized by individuals and other non-corporate shareholders on a sale or redemption of shares generally are taxed at the rate of 15% if your holding period for your Shares is more than one year. Any loss realized on a sale or redemption will be disallowed to the extent your Shares disposed of are replaced with substantially identical shares within a period beginning 30 days before and ending 30 days after the disposition of your Shares. In such a case, your basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss arising from the sale or redemption of shares for which you have a holding period of six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends you receive with respect to such shares.

The foregoing is a summary of some of the important U.S. federal income tax considerations affecting the Funds and their shareholders. It is not a complete analysis of all relevant tax considerations, nor is it a complete listing of all potential tax risks involved in purchasing or holding shares of the Funds. You should consult your own tax adviser regarding specific questions of federal, state, local or foreign tax law.

Taxability of Conversion of Shares

The Funds offer two classes of shares, Retail Shares and Institutional Shares, which differ only in their ongoing fees and eligibility requirements. You may convert Retail

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Shares into Institutional Shares if your balance is at least $1,000,000. If your account falls below $1,000,000 because of redemptions, the Fund may convert your Shares into Retail Shares. Employees and Trustees of the Baron Funds are not subject to the minimum investment amount for Institutional Shares. At the sole discretion of the Adviser, the initial investment minimum may be waived for certain investors. The transaction will be based on the respective NAV of each class on the trade date for the conversion. Such a conversion is not a taxable event. You should consult your own tax adviser regarding specific questions of federal, state, local or foreign tax law.

General Information

Custodian, Administrator, Transfer Agent and Dividend Agent

State Street Bank and Trust Company (“SSBT”), One Lincoln Street, Boston MA 02111, serves as the custodian for the Funds’ cash and securities.

SSBT serves as the administrator to the Funds, provides certain accounting and bookkeeping services, which includes maintaining the books of each Fund, calculating daily the income and NAV per share of each Fund and assisting in the preparation of tax returns and reports to shareholders.

DST Systems, Inc. serves as transfer agent and dividend disbursing agent for the Funds.

These institutions are not responsible for investment decisions of the Funds.

Shareholder Information

If you have questions about your account or transactions, please contact the Transfer Agent, DST Systems, Inc., P.O. Box 219946, Kansas City, MO 64121-9946, or by telephone at 1-800-442-3814.

If you have questions about general Fund information, please call 1-800-99BARON or 212-583-2100.

As a Massachusetts business trust, annual shareholder meetings are not required. The Adviser sends Semi-Annual Financial Reports to shareholders. Pending legal proceedings, if any, are disclosed in the SAI.

Privacy Notice

The Funds collect “nonpublic personal information” about you. Nonpublic personal information is private information about you that we obtain in connection with providing a financial product or service to you. This information is collected from the following sources:

■	Information we receive from you on applications or other forms;

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■	Information about your transactions with us, our Adviser or others; and
■	Information we receive from third parties, such as credit reporting agencies.

We may share your name and address with other Funds and the Adviser and its affiliates for the purpose of sending you information about our products that we believe may be of interest to you and informing you of our upcoming investors’ conference and for sending required information.

We do not disclose any nonpublic personal information about our customers to anyone, except as permitted or required by law. Examples of permitted disclosures under the law include sharing with companies that work for us to provide you services, such as the Transfer Agent or mailing house. All such companies that act on our behalf are contractually obligated to keep the information that we provide to them confidential and to use the information only to provide the services that we have asked them to perform for you and us.

We restrict access to nonpublic information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

This pledge is also available at all times on the Baron Funds® website, www.BaronFunds.com or by calling 1-800-99BARON.

For More Information

Investors who want more information about Baron Funds® may obtain the following documents free upon request at the numbers or addresses below.

Shareholder Reports

Additional information about the Funds’ investments is available in the Funds’ Semi- Annual Financial Reports to Shareholders. In the Funds’ Annual Financial Report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information

Additional information is also contained in the SAI dated May 29, 2009. A current SAI is on file with the SEC and is incorporated by reference. You may obtain the SAI and the shareholder reports without charge by writing or calling 1-800-99BARON. The SAI is also available on the Baron Funds® website, www.BaronFunds.com.

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To Obtain Information

By telephone:	Call 1-800-99BARON (1-800-992-2766)

By mail:	Write to: BARON FUNDS® 767 Fifth Avenue New York, NY 10153

By e-mail:	Send your request to: info@BaronFunds.com

On the Internet:	Text-only versions of Baron Funds® documents can be viewed online or downloaded from: www.BaronFunds.com or from the EDGAR database on the SEC’s website at www.sec.gov.

Other:	You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, D.C. (telephone 1-202-942-8090). Copies of this information may be obtained by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You will have to pay for the copies.

Ticker Symbols:	Baron Asset Fund
	Retail Shares	BARAX
	Institutional Shares	BARIX
Baron Growth Fund
	Retail Shares	BGRFX
	Institutional Shares	BGRIX
Baron Small Cap Fund
	Retail Shares	BSCFX
	Institutional Shares	BSFIX
Baron iOpportunity Fund
	Retail Shares	BIOPX
	Institutional Shares	BIOIX
Baron Fifth Avenue Growth Fund
	Retail Shares	BFTHX
	Institutional Shares	BFTIX

SEC file number:	811-5032

No person has been authorized to give any information or to make any representations other than those contained in this prospectus or in the related SAI.

43	www.BaronFunds.com

Notes

Notes

BARON FUNDS

767 Fifth Avenue • New York, NY 10153

BARON INVESTMENT FUNDS TRUST

Baron Asset Fund

Baron Growth Fund

Baron Small Cap Fund

Baron iOpportunity Fund

Baron Fifth Avenue Growth Fund

767 Fifth Avenue

New York, NY 10153

(800) 99Baron

212-583-2100

STATEMENT OF ADDITIONAL INFORMATION

May 29, 2009

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the Funds’ prospectus, dated May 29, 2009, which may be obtained without charge by writing or calling the Funds at the address or telephone number above or by visiting www.BaronFunds.com.

The Funds’ prospectus is incorporated by reference into this SAI and the SAI has been incorporated by reference into the Funds’ prospectus. The Funds’ audited financial statements are incorporated into this SAI, which can be found at www.BaronFunds.com. You may request a copy of the Annual Financial Report at no charge by writing or calling the Funds at the address or telephone number above.

No person has been authorized to give any information or to make any representations other than those contained in this SAI or in the related prospectus.

TABLE OF CONTENTS

	Page in Statement of Additional Information	Page in Prospectus
FUND HISTORY AND CLASSIFICATION
Investment Goals, Strategies and Risks	3	3
Investment Restrictions	8
Turnover Rate	11
Disclosure Policy	11
MANAGEMENT OF THE FUNDS
Portfolio Managers	11	24
Board of Trustees and Officers	13
Code of Ethics	17
Principal Holders of Securities	17
Investment Adviser	17
Proxy Voting Policies and Procedures	19
BROKERAGE	19
DISTRIBUTOR	20
12b-1 Plan	20
REDEMPTION OF SHARES	23	33
NET ASSET VALUE	23
TAX STATUS	23	39
ORGANIZATION AND CAPITALIZATION	27
OTHER INFORMATION	28	42
Calculations of Performance Data	28

The Baron Funds offer two classes of shares, Retail Shares and Institutional Shares, which differ only in their ongoing fees and eligibility requirements. Retail Shares are available to all investors, and account minimums range from $500 to $2000, depending on the account type. Institutional Shares are for accounts in the amount of $1,000,000 or more. Institutional Shares are intended for certain financial intermediaries that offer shares of the Baron Funds through fee-based platforms, retirement platforms or other platforms for which the financial intermediary provides services and is not compensated by the Baron Funds for those services. Shareholders meeting the eligibility requirements for the Institutional Shares may also purchase Institutional Shares directly through the Baron Funds without paying a sales charge or any other additional fees. Employees and Trustees of the Baron Funds are not subject to the eligibility requirements for Institutional Shares. For more information, please see the “How to Purchase Shares” section on pages 28-29 of the accompanying prospectus. Baron Funds reserve the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

FUND HISTORY AND CLASSIFICATION

Effective October 22, 2004, the name of Baron Asset Fund was changed to Baron Investment Funds Trust (the “Trust”). The Trust is an open-end, diversified management investment company originally organized and established under the laws of the Commonwealth of Massachusetts on February 19, 1987. The Trust is structured to be able to issue shares in multiple series, each constituting a separate portfolio with separate assets and liabilities from any other series. There are five series currently available (individually, a “Fund,” and collectively, the “Funds”):

Name of Series	Date of First Public Offering	Date of Commencement of Investment Trading
Baron Asset Fund	June 11, 1987	June 12, 1987
Baron Growth Fund (formerly named Baron Growth & Income Fund)	December 31, 1994	January 3, 1995
Baron Small Cap Fund	September 30, 1997	October 1, 1997
Baron iOpportunity Fund	February 29, 2000	March 1, 2000
Baron Fifth Avenue Growth Fund	April 30, 2004	May 1, 2004

Investment Goals, Strategies and Risks.

Baron Asset Fund’s investment goal is to seek capital appreciation through long-term investments primarily in securities of medium-sized growth companies with undervalued assets or favorable growth prospects. Baron Asset Fund invests for the long term primarily in securities of medium-sized growth companies with market capitalizations at the time of purchase of between $1.5 billion and $12 billion. Baron Growth Fund’s investment goal is to seek capital appreciation through long-term investments primarily in securities of small-sized growth companies. Baron Growth Fund invests for the long-term primarily in securities of small-sized growth companies with market capitalizations of up to $2.5 billion. A small-sized growth company is defined as one having a market capitalization of under $2.5 billion at the time of purchase. Baron Small Cap Fund’s investment goal is to seek capital appreciation through investments primarily in securities of small-sized growth companies with market capitalizations of up to $2.5 billion at the time of purchase. The investment goal of Baron iOpportunity Fund is capital appreciation through investments primarily in growth companies that benefit from technology advances. Baron iOpportunity Fund invests in companies with Internet and information technology related growth opportunities. Baron Fifth Avenue Growth Fund’s investment goal is capital appreciation through investments primarily in the securities of large-sized growth companies with market capitalizations of greater than $5 billion at the time of purchase.

In addition to the principal investment strategies of the Funds described in the prospectus on pages 3-5, the Funds may use the additional strategies described below. These investment strategies are not fundamental policies and may be changed by the Funds’ Board of Trustees (the “Board”). Shareholders will be notified of any material changes. Some of the strategies discussed below are mentioned in the prospectus, but are explained in more detail here.

Non-U.S. Securities.

Baron Asset Fund, Baron Growth Fund and Baron Small Cap Fund may invest up to 10% and Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund may invest up to 25% of their respective total assets directly in the securities of foreign issuers which are not publicly traded in the U.S. and may also invest in non-U.S. securities in U.S. markets through depositary receipts or listed securities without regard to this limitation. These securities may involve additional risks not associated with securities of U.S. companies, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, or expropriation or confiscatory taxation. Issuers of non-U.S. securities are subject to different, often less detailed, accounting, reporting and disclosure requirements than are U.S. issuers. The Funds may invest in securities commonly known as American Depository Receipts (“ADRs”), and in European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”) or other securities convertible into securities of foreign issuers. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a U.S. bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. EDRs and GDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S securities. There are no fees imposed on the purchase or sale of ADRs, EDRs or GDRs, although the issuing bank or trust company may impose fees on the purchase of dividends and the conversion of ADRs, EDRs and GDRs into the underlying securities. Investment in ADRs have certain advantages over direct investment in the underlying non-U.S. securities, since (i) ADRs are U.S. dollar denominated investments which are easily transferable and for which market quotations are readily available and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as U.S. issuers. EDRs and GDRs are not necessarily denominated in the currency of the underlying security.

REITs.

The Funds may invest in the equity securities of real estate investment trusts (“REITs”). A REIT is a corporation or business trust that invests in real estate and derives its income from rents or sales of real property or interest on loans secured by mortgages on real property. The market value of REITs may be affected by numerous factors, including decreases in the value of real estate, vacancies, decreases in lease rates, defaults by lessees, changes in the tax laws or by their inability to qualify for the tax-free pass-through of their income.

Securities Lending.

The Funds may lend their portfolio securities to financial intermediaries as a means of earning additional income. In lending portfolio securities, the Funds may incur delays in recovering the loaned securities or a loss of rights in the collateral. To minimize such risks, such loans will only be made if the Funds deem the other party to be of good standing and determine that the income justifies the risk. Baron Asset Fund will not lend more than 10% of its total assets and Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund will not lend more than 25% of their respective total assets.

The Securities and Exchange Commission (the “SEC”) currently requires that the following conditions be met whenever portfolio securities are loaned: (1) the Funds must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Funds must be able to terminate the loan at any time; (4) the Funds must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Funds may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modifications.

When-Issued Securities.

The Funds may invest in debt and equity securities purchased on a when-issued basis. Although the payment and interest terms of when-issued securities are established at the time the purchaser enters into the commitment, the actual payment for and delivery of when-issued securities generally takes place within 45 days. The Funds bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Failure of the issuer to deliver the security purchased on a when-issued basis may result in a loss or missed opportunity to make an alternative investment. The Funds do not anticipate investing more than 10% of their total assets in such securities.

Illiquid Securities.

To the extent that there is no established market for some of the medium or lower-rated corporate debt securities in which the Funds may invest, there may be thin or no trading in such securities, and the ability of the Adviser to value accurately such securities may be adversely affected. Further, it may be more difficult for the Funds to sell securities for which no established market exists. During periods of reduced market liquidity, and in the absence of readily available market quotations for medium and lower-rated corporate debt securities held in the Funds’ portfolios, the responsibility of the Adviser to value the Funds’ securities becomes more difficult, and the Adviser’s judgment may play a greater role in the valuation of the Funds’ securities due to a reduced availability of reliable data.

To the extent that the Funds purchase illiquid securities or securities that are restricted as to resale, the Funds may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. The Funds may be required to incur costs in connection with the registration of restricted securities in order to dispose of such securities, although pursuant to Rule 144A under the Securities Act of 1933, certain securities may be determined to be liquid pursuant to procedures adopted by the Board under applicable guidelines. The Funds may invest in securities of distressed issuers when the intrinsic values of such securities, in the opinion of the Adviser, warrant such investment.

Debt Securities.

The Funds may invest in debt securities of all types and repurchase agreements for those securities. Debt securities include corporate bonds, government securities, repurchase agreements, loans and loan participations, mortgage-backed securities, and other securities that the Funds believe have debt-like characteristics, including hybrids and synthetic securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security.

Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. The longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Many types of debt securities including mortgage-backed securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. The Funds do not anticipate investing more than 5% of their respective assets in such securities.

The Funds may invest in zero-coupon, step-coupon and pay-in-kind securities. These securities are debt securities that do not make regular interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value, and pay-in-kind securities pay interest through the issuance of additional securities. The market value of these debt securities generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of a comparable term and quality. The secondary market value of corporate debt securities structured as zero-coupon securities or pay-in-kind securities may be more volatile in response to changes in interest rates than debt securities, which pay interest periodically in cash. Because such securities do not pay current interest, but instead accrue such income, to the extent that the Funds do not have available cash to meet distribution requirements with respect to such income, they could be required to dispose of portfolio securities that they would not otherwise. Such disposition could be at a disadvantageous price. Investments in such securities also involve certain tax considerations.

The Funds from time to time may also purchase indebtedness and participations, both secured and unsecured, of debtor companies in reorganization or financial restructuring. Such indebtedness may be in the form of loans, notes, bonds or debentures. When the Funds purchase a participation interest they assume the credit risk associated with the bank or other financial intermediary as well as the credit risk associated with the issuer of any underlying debt instrument. The Funds may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company. Some debt securities purchased by the Funds may have very long maturities. The length of time remaining until maturity is one factor that the Adviser considers in purchasing a particular indebtedness. The purchase of indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. The Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit, which can be realized through thorough analysis. There are no established markets for some of this indebtedness, and it is less liquid than more heavily traded securities. Indebtedness of the debtor company to a bank is not the security of the banks issuing or selling them. The Funds may purchase loans from national and state chartered banks as well as foreign ones. The Funds may invest in senior indebtedness of debtor companies, although on occasion subordinated indebtedness may also be acquired. The Funds may also invest in distressed first mortgage obligations and other debt secured by real property. The Funds do not currently anticipate investing more than 10% of their total assets in trade and other claims.

The Funds may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Funds buy a security at one price, and at the time of sale, the seller agrees to repurchase that security at a mutually agreed upon time and price. Repurchase agreements could involve certain risks in the event of the failure of the seller to repurchase the securities as agreed, which may cause the Funds to suffer a loss, including loss of interest on, or principal of, the security and costs associated with delay and enforcement of the repurchase agreement. Repurchase agreements with a duration of more than seven days are considered illiquid securities.

The Funds may engage in reverse repurchase agreements with certain banks or non-bank dealers, where the Funds sell a security and simultaneously agree to buy it back at a mutually agreed upon time and price. To the extent that the Funds engage in reverse repurchase agreements, they will maintain a segregated account consisting of liquid assets or highly marketable securities to cover their obligations. Reverse repurchase agreements may expose the Funds to greater fluctuations in the value of their assets.

Medium And Lower-Rated Corporate Debt Securities.

The Funds may invest in debt securities that are rated in the medium to lowest rating categories by S&P and Moody’s, some of which may be known as “junk bonds.” The Funds do not anticipate investing more than 35% of their total assets in such securities.

The Funds will rely on the judgment, analysis and experience of the Funds’ adviser, BAMCO, Inc. (“BAMCO” or the “Adviser”) in evaluating debt securities. The Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through thorough analysis. Ratings by S&P and Moody’s evaluate only the safety of principal and interest payments, not market value risk. Because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Adviser monitors corporate debt securities of issuers held in the Funds’ equity portfolios. The credit ratings assigned by a rating agency to a security are not considered by the Adviser in selecting a security. The Adviser examines the intrinsic value of a security in light of market conditions and the underlying fundamental values. Because of the nature of medium and lower rated corporate debt securities, achievement by the Funds of their investment goals when investing in such securities is dependent on the credit analysis of the Adviser. The Adviser could be wrong in its analysis. If the Funds purchased primarily higher-rated debt securities, these risks would be substantially reduced.

A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. The ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected by economic conditions. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in a Fund’s portfolio. The secondary market prices of medium and lower grade corporate debt securities are more sensitive to adverse economic changes or individual corporate developments than are higher rated debt securities. Adverse publicity and investor perceptions, whether or not based on rational analysis, and periods of economic uncertainty may also affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on debt securities in the portfolio that are interest rate sensitive can be expected to fluctuate over time.

Short Sales.

Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund may sell securities short. The Funds may sell a security that the Funds do not own. In order to do so, the Funds must borrow a security to deliver it to the purchaser and later buy that security in the market and return it to the lender. The value of a security sold short could increase and the Funds would have to pay more to buy the security to return to the lender than it received from the purchaser in the short sale. The Funds’ risk of loss in these types of short sales is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. The Funds may also sell a security short that the Funds own or a security equivalent in kind or amount to a security the Funds have a right to obtain (for example, a security convertible into the security sold short or a security that the Adviser believes will be deliverable upon the closing of a transaction). The Funds may also sell securities short when, in the opinion of the Adviser, the position is covered by owning a security that has ownership rights to assets that include all of the assets of the security shorted. If the value of the securities in these types of short sales increases, the Funds lose the opportunity to participate in the gain of the covered positions. The Funds may sell a security short only on a fully collateralized basis, which requires that the Funds establish and maintain a segregated account.

Options Transactions and Swaps.

Baron Asset Fund may write (sell) covered call options or purchase put options on equity and/or debt securities. Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund may write (sell) put and covered call options and purchase put and call options on equity and/or debt securities. The Funds may also enter into equity swap transactions. All calls sold by the Funds must be “covered” (i.e., a Fund must own the underlying securities) or must meet the asset segregation requirements described below for as long as the call is outstanding. Even though the Funds will receive the option premium to help protect it against loss, a call sold by a Fund exposes the Funds during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Funds to hold a security or instrument which they might otherwise have sold and a put exposes the Funds to theoretically unlimited liability as the price of the security increases.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer, when exercised, the obligation to buy, the underlying security at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller, if exercised, the obligation to sell, the underlying security at the exercise price. An American style put or call option may be exercised at any time during a fixed period, while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Funds may engage in either style option. The Funds are authorized to engage in transactions with respect to exchange-listed options, over-the-counter options (“OTC options”) and other derivative investments. Exchange-listed options are issued by a regulated financial intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

Rather than taking or making delivery of the underlying security through the process of exercising the option, listed options are usually closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. The Funds’ ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. The hours of trading for listed options may not coincide with the hours during which the underlying instruments are traded. To the extent that the option markets close before the markets for the underlying instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option are negotiated by the parties. The Funds generally expect to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Equity swap transactions are entered into with financial intermediaries through a direct agreement with the Counterparty, generally an ISDA Master Agreement, the specific terms of which are negotiated by the parties. The Funds may use equity swaps, or other derivative instruments, for hedging purposes against potential adverse movements in security prices or for non-hedging purposes such as seeking to enhance return. The Funds may be required to post collateral for such transactions.

There is no central clearing, or unless the parties provide for it, guaranty function in an OTC option or derivative, including swaps. As a result, if the Counterparty fails to make or take delivery of the security or other instrument, or fails to make a cash settlement payment due in accordance with the option, the Funds will lose any premium they paid for the option as well as any anticipated benefit of the transaction. The Adviser must assess the creditworthiness of each Counterparty to determine the likelihood that the terms of the OTC option or the derivative will be satisfied. The Funds will engage in OTC option transactions and derivatives only with qualified Counterparties. The staff of the SEC currently takes the position that OTC options purchased by the Funds, and portfolio securities “covering” the amount of the Funds’ obligation pursuant to an OTC option sold by it (the cost of the sell-back plus any in-the-money amount) are illiquid and subject to the Fund’s limitations on investments in illiquid securities, unless the Fund has the legal right to terminate the option on not more than seven days notice and the Counterparty has a high credit quality rating.

Use of Segregated and Other Special Accounts.

Many hedging transactions require, among other things, that the Funds segregate liquid high-grade assets with their custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security or instrument. In general, either the full amount of any obligation by the Funds to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Funds will require the Funds to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. Hedging transactions may be covered by other means when consistent with applicable regulatory policies.

Currency Risk.

This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on the Funds’ holdings can be significant, unpredictable, and long-lasting, depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the Funds do not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, the Funds’ attempts at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many developing countries.

Other Risks of Non-U.S. Investing.

Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, uncertain tax laws, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes. Trading in the underlying securities of the Funds may take place in various foreign markets on certain days when the Funds are not open for business and do not calculate net asset values. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Investment Restrictions.

The Funds have adopted investment restrictions, described below, which are fundamental policies of the Funds and may not be changed without the approval by a majority of the Funds’ shareholders or at least two-thirds of a quorum of a majority of the shareholders. Unless otherwise noted, all percentage restrictions are measured as of the time of the purchase.

Baron Asset Fund may not:

1.	Issue senior securities except in connection with any permitted borrowing where the Fund is deemed to have issued a senior security;

2.	Borrow money except from banks for temporary purposes in an amount not exceeding 5% of the Fund’s net assets at the time the borrowing is made;

3.	Purchase securities on margin except for short-term credit necessary for the clearance of portfolio transactions;

4.	Make short sales of securities, maintain a short position, or write put options;

5.	Purchase or sell commodities or commodity contracts;

6.	Purchase or sell real estate or real estate mortgage loans or invest in the securities of real estate companies unless such securities are publicly traded;

7.	Invest in oil, gas or mineral-related programs or leases;

8.	Invest more than 25% of the value of its total assets in any one industry, except investments in U.S. Government securities;

9.	Purchase the securities of any one issuer other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund’s total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to the 5% and 10% limitations;

10.	Invest more than 10% of the value of the Fund’s total assets in securities which are restricted or illiquid or in repurchase agreements maturing or terminable in more than seven days;

11.	Invest in securities of other open end investment companies (except in connection with a merger, consolidation or other reorganization and except for the purchase of shares of registered open-end money market mutual funds if double advisory fees are not assessed), invest more than 5% of the value of the Fund’s total assets in more than 3% of the total outstanding voting securities of another investment company or more than 10% of the value of the Fund’s total assets in securities issued by other investment companies;

12.	Participate on a joint, or a joint and several, basis in any securities trading account;

13.	Underwrite securities of other issuers;

14.	Make loans to other persons, except up to 10% of the value of the Fund’s total assets in loans of portfolio securities and except to the extent that the purchase of publicly traded debt securities and the entry into repurchase agreements in accordance with the Fund’s investment goal and policies may be deemed to be loans;

15.	Mortgage, pledge or hypothecate any portfolio securities owned or held by the Fund, except as may be necessary in connection with permitted borrowing;

16.	Invest more than 5% of its total assets in warrants to purchase common stock;

17.	Purchase securities of any issuer with a record of less than three years’ continuous operation, including predecessors, except obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund; or

18.

Purchase or retain any securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is a member, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1 /2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

Baron Growth Fund, Baron Small Cap Fund and Baron iOpportunity Fund may not:

1.	Issue senior securities or borrow money or utilize leverage in excess of 25% of its net assets (plus 5% for emergency or other short-term purposes) from banks from time to time.

2.	Except as described in the prospectus or SAI, engage in short-sales, purchase securities on margin or maintain a net short position.

3.	Purchase or sell commodities or commodity contracts unless in conformity with regulations of the Commodities Futures Trading Commission.

4.	Purchase or sell oil and gas interests or real estate. Debt or equity securities issued by companies engaged in the oil, gas or real estate business are not considered oil or gas interests or real estate for purposes of this restriction. First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.

5.	Invest more than 25% of the value of its total assets in any one industry, except investments in U.S. Government securities.

6.	Purchase the securities of any one issuer other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund’s total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to the 5% and 10% limitations.

7.	Underwrite securities of other issuers.

8.	Make loans, except to the extent the purchase of debt obligations of any type (including repurchase agreements and corporate commercial paper) are considered loans and except that the Fund may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the SEC and the securities exchanges where such securities are traded.

9.	Participate on a joint, or a joint and several, basis in any securities trading account.

10.	Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with options, loans of portfolio securities, or other permitted borrowings.

11.	Purchase securities of any issuer with a record of less than three years’ continuous operations, including predecessors, except obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund.

12.	Invest more than 15% of its assets in restricted or illiquid securities, including repurchase agreements maturing in more than seven days.

As a non-fundamental policy, Baron Growth Fund, Baron Small Cap Fund and Baron iOpportunity Fund may not:

1.	Purchase more than 3% of the outstanding voting securities of another registered investment company except in connection with a merger, consolidation or other reorganization or as otherwise permitted by the Investment Company Act of 1940 (the “1940 Act”).

Baron Fifth Avenue Growth Fund may not:

1.	Issue senior securities or borrow money in excess of amounts permitted by law (which currently requires asset coverage of 300% immediately after such borrowing, subject to exceptions for borrowings of up to 5% for short-term purposes and in an unlimited amount for certain redemptions).

2.	Purchase or sell commodities or commodity contracts unless in conformity with regulations of the Commodities Futures Trading Commission.

3.	Purchase or sell oil and gas interests or real estate. Debt obligations or equity securities issued by companies engaged in the oil, gas or real estate business or secured by oil and gas or real estate are not considered oil or gas interests or real estate for purposes of this restriction.

4.	Underwrite securities of other issuers except insofar as the Fund is the seller of such securities.

5.	Make loans, except to the extent the purchase of debt obligations of any type (including loan participations, repurchase agreements and corporate commercial paper) are considered loans and except that the Fund may lend portfolio securities in compliance with requirements established from time to time by the SEC.

6.	Mortgage, pledge or hypothecate any of its assets, except in connection with borrowings, loans of portfolio securities, or other permitted transactions.

7.	Invest 25% or more of the value of its total assets in any particular industry.

As a non-fundamental policy, Baron Fifth Avenue Growth Fund may not invest more than 15% of its assets in restricted or illiquid securities, including repurchase agreements maturing in more than seven days.

The SEC currently requires that the following conditions be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund’s Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modifications.

Turnover Rate.

The Adviser expects that the average annual turnover rate of the portfolios of Baron Asset Fund, Baron Growth Fund and Baron Fifth Avenue Growth Fund should not exceed 50% and of Baron Small Cap Fund and Baron iOpportunity Fund should not exceed 100%. The turnover rate fluctuates depending on market conditions. The turnover rates for the Funds for the past two years ended September 30 are:

Fund	2008	2007
Baron Asset Fund	16.02%	13.39%
Baron Growth Fund	25.97%	21.37%
Baron Small Cap Fund	41.52%	36.51%
Baron iOpportunity Fund	61.44%	46.20%
Baron Fifth Avenue Growth Fund	39.59%	28.75%

Disclosure Policy.

Information regarding the Funds’ policies regarding the disclosure of portfolio information is contained in the prospectus. Disclosures are made on the Baron Funds® website, www.BaronFunds.com. The Funds’ disclosure policy is designed to address the interests of shareholders of the Funds, which, the Board believes, minimizes any potential conflicts. The Funds’ Chief Compliance Officer reports to the Board every quarter on these and other matters.

The Funds disclose portfolio holdings in connection with the day-to-day operations and management of the Funds, including to the Funds’ custodian (daily) and auditors (annually). Portfolio holdings may also be disclosed to other service providers to the Funds, including pricing services (daily), portfolio management and trading systems (daily), and proxy voting systems (quarterly). In these situations, the Funds, the Adviser or the Funds’ distributor, Baron Capital, Inc. (“BCI” or the “Distributor”), have entered into agreements with the service providers whereby they agree to keep the information confidential, and to refrain from trading on the basis of the information. When engaged in purchasing and selling securities for the Funds through brokers, dealers and other financial intermediaries, the Funds disclose certain information about one or more of the securities positions they own. The Funds do not have separate non-disclosure agreements with each of these entities, but the Funds would immediately cease doing business with any entity the Adviser believes is misusing the information and the Funds’ standard agreement with financial intermediaries contains a provision requiring such financial intermediaries to comply with federal securities laws.

MANAGEMENT OF THE FUNDS

Portfolio Managers.

Baron Asset Fund	Andrew Peck*
Baron Growth Fund	Ronald Baron
Baron Small Cap Fund	Clifford Greenberg
Baron iOpportunity Fund	Michael Lippert
Baron Fifth Avenue Growth Fund	Randall Haase

*	Andrew Peck became the sole portfolio manager of Baron Asset Fund on January 23, 2008. He had been the co-manager of the Fund with Mr. Baron since July, 2003.

Other Accounts Managed.

As of September 30, 2008:

Portfolio Manager	Type of Account	Number of Additional Accounts		Total Assets (millions)
Ronald Baron	Registered Investment Companies	7		$3,666
	Other pooled investment vehicles	3	(1)	$157	(1)
	Other Accounts	47		$471

Andrew Peck	Registered Investment Companies	1		$9
	Other pooled investment vehicles	1		$73
	Other Accounts	6		$24

Clifford Greenberg	Registered Investment Companies	0		$0

Michael Lippert	Registered Investment Companies	1		$10

Randall Haase	Registered Investment Companies	0		$0
	Other pooled investment vehicles	1		$162

(1)	For 2 of the accounts with total assets of $109 million, the advisory fee is based on performance, although one account ($83 million) is a fund of funds.

Potential Conflicts of Interest.

Conflicts of interest could arise in connection with managing the Funds along with other Baron Funds and the accounts of other clients of the Adviser and of clients of the Adviser’s affiliated investment adviser, Baron Capital Management, Inc. (“BCM”). Because of market conditions, client investment restrictions, Adviser imposed investment guidelines and the consideration of factors such as cash availability and diversification considerations, not all investment opportunities will be available to the Funds and all clients at all times. The Adviser has joint trading policies and procedures designed to ensure that no Fund or client is systematically given preferential treatment over time. The Funds’ Chief Compliance Officer monitors allocations for consistency with this policy and reports to the Board annually. Because an investment opportunity may be suitable for multiple accounts, the Funds may not be able to take full advantage of that opportunity because the opportunity may be allocated among many or all of the Funds and accounts of clients managed by the Adviser and its affiliate.

To the extent that the Funds’ portfolio manager has responsibilities for managing other client accounts, the portfolio manager may have conflicts of interest with respect to his time and attention among relevant accounts. In addition, differences in the investment restrictions or strategies among a Fund and other accounts may cause the portfolio manager to take action with respect to another account that differs from the action taken with respect to the Funds. In some cases, another account managed by the portfolio manager may provide more revenue to the Adviser. While this may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Adviser takes all necessary steps to ensure that the portfolio manager endeavors to exercise his discretion in a manner that is equitable to the Funds and other accounts.

A conflict could also arise when the portfolio manager has an investment in one Fund as opposed to another, or has a larger investment in one Fund than in others he manages. The Adviser or its affiliate may also receive a performance-based fee with respect to certain accounts.

The Adviser believes that it has policies and procedures in place that address the Funds’ potential conflicts of interest. Such policies and procedures address, among other things, trading practices (e.g., brokerage commissions, cross trading, aggregation and allocation of transactions, sequential transactions and allocations of orders for execution to brokers), disclosure of confidential information and employee trading.

Compensation.

Mr. Baron has an employment agreement that includes a fixed base salary, a fixed bonus that is roughly equivalent to 42% of his base salary and a performance bonus based on a percentage of the management fees earned on the Funds that he manages. This contract is for five years, with automatic one-year extensions thereafter. Mr. Baron also has a line of credit from Baron Capital Group, Inc. (“BCG”), including its subsidiaries, BAMCO, BCM and BCI (“BCG” or the “Firm”), and the Firm has agreed to post collateral up to a fixed amount for his personal bank loans. The terms of his contract are based on Mr. Baron’s role as the Firm’s Founder, Chief Executive Officer, and Chief Investment Officer, and his position as portfolio manager for the majority of the Firm’s assets under management. Consideration is given to Mr. Baron’s reputation, the long-term performance records of the Funds under his management and the profitability of the Firm.

The compensation for Messrs. Greenberg, Peck, Lippert and Haase includes a base salary and an annual bonus. Their bonuses are subjectively determined by the Firm’s Chief Executive Officer. It is based on the assessment of Messrs. Greenberg’s, Peck’s, Lippert’s and Haase’s individual long-term investment performance, their respective overall contribution to the Firm, and the Firm’s profitability. In addition, Messrs. Greenberg and Peck own equity in BCG and are eligible for special bonuses based on the Firm achieving its long-term growth and profitability goals.

Ownership of Portfolio Managers.

As of September 30, 2008, the Portfolio Manager ownership of Fund Shares was:

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned
Ronald Baron	Baron Asset Fund	Over $1,000,000
	Baron Growth Fund	Over $1,000,000
	Baron Small Cap Fund	Over $1,000,000
	Baron iOpportunity Fund	Over $1,000,000
	Baron Fifth Avenue Growth Fund	Over $1,000,000

Andrew Peck	Baron Asset Fund	Over $1,000,000
	Baron Small Cap Fund	$100,001-$500,000
	Baron iOpportunity Fund	$1-$10,000
	Baron Fifth Avenue Growth Fund	$100,000-$500,000

Clifford Greenberg	Baron Small Cap Fund	Over $1,000,000

Michael Lippert	Baron Asset Fund	$1-$10,000
	Baron Growth Fund	$1-$10,000
	Baron Small Cap Fund	$50,000-$100,000
	Baron iOpportunity Fund	$100,000-$500,000

Randall Haase	Baron Fifth Avenue Growth Fund	$500,001-$1,000,000

Board of Trustees and Officers.

The Board oversees the management of the Funds. The following table lists the Trustees and Executive Officers of the Funds, their ages, current positions held with the Funds, length of time served with the Funds, principal occupations during the past five years and other Trusteeships/Directorships held outside of the Fund complex. Unless otherwise noted, the address of each Executive Officer and Trustee is Baron Investment Funds Trust, 767 Fifth Avenue, 49th Floor, New York, NY 10153. Trustees who are not deemed to be “interested persons” of the Funds as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Interested Trustees.” All Trustees listed below, whether Interested or Independent, serve as Trustees for the Funds.

Name, Address & Date of Birth	Position(s) Held With the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Trustee/Directorships Held by the Trustee

Interested Trustees
Ronald Baron(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 65	Chief Executive Officer, Chief Investment Officer, Trustee and Portfolio Manager	21 years	Director, Chairman, CEO and CIO: the Firm* (2003-Present); President (2004-02/07), Chairman (1999-2004), and Trustee (1987-Present): Baron Investment Funds Trust; President (2004-02/07), Chairman (2003-2004), and Trustee (2003-Present): Baron Select Funds; Portfolio Manager: Baron USA Partners Fund, Ltd. (2003-Present); President: the Firm* (03/06-06/07); Portfolio Manager: Baron Managed Funds plc (2005-Present); President (2004-02/07), Chairman (1997-2004), and Trustee (1997-06/07): Baron Capital Funds Trust.	None

Linda S. Martinson(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 53	President, Chief Operating Officer and Trustee	21 years	Director: the Firm* (2003-Present); Secretary: the Firm* (2003-04/08); President: the Firm* (02/07-Present); Chief Operating Officer: the Firm (05/06-present); General Counsel and Vice President: the Firm* (2003-2007); President (02/07-Present), Trustee (1987-Present), Secretary (2003-10/08): Baron Investment Funds Trust; President (02/07-Present), Trustee (2003-Present): Baron Select Funds; Director: Baron USA Partners Fund, Ltd. (2006-Present); Director: Baron Managed Funds plc (2005-Present); President (02/07-06/07) Trustee (1998-Present): Baron Capital Funds Trust.	None

Name, Address & Date of Birth	Position(s) Held With the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Trustee/Directorships Held by the Trustee

Independent Trustees
Norman S. Edelcup(3),(4),(5) City of Sunny Isles Beach 18070 Collins Avenue Sunny Isles Beach, FL 33160 Age: 73	Trustee	21 years	Director: Marquis Bank (2007-Present) Director: CompX International, Inc. (diversified manufacturer of engineered components) (2006-Present); Mayor (2003-Present), Commissioner (2001-2003): Sunny Isles Beach, Florida; Director (2001-2006), Senior Vice President (2001-2004): Florida Savings Bank; Director: Valhi, Inc. (diversified company) (1975-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	Director: Marquis Bank (2007-Present); Director: CompX International, Inc. (diversified manufacturer of engineered components) (2006-Present); Director: Valhi, Inc. (diversified company) (1985-1998).

David I. Fuente(4),(5) 701 Tern Point Circle Boca Raton, FL 33431 Age: 63	Trustee	4 years	Director (1987-Present): Office Depot; Director: Ryder Systems, Inc. (1998-Present); Director: Dick’s Sporting Goods, Inc. (1993-Present); Trustee: Baron Capital Funds Trust (2004-06/07), Baron Investment Funds Trust, Baron Select Funds (2004-Present).	Director: Office Depot (1987-Present); Director: Ryder Systems, Inc. (1998-Present); Director: Dick’s Sporting Goods, Inc. (1993-Present).

Charles N. Mathewson(4),(5) 9295 Prototype Drive Reno, NV 89521 Age: 80	Chairman and Trustee	21 years; (Elected as Chairman 08/04)	Chairman Emeritus (October 2003-Present), Chairman (1986-2003): International Game Technology, Inc. (manufacturer of microprocessor-controlled gaming machines and monitoring systems); Chairman: Baron Capital Funds Trust (2004-06/07), Baron Investment Funds Trust, Baron Select Funds (2004-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	None

Harold W. Milner(4),(5) 2293 Morningstar Drive Park City, UT 84060 Age: 74	Trustee	21 years	Retired; Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present); Chairman: Lighting Protection Systems, LLC (10/06-Present).	None

Raymond Noveck(3),(4),(5) 31 Karen Road Waban, MA 02168 Age: 65	Trustee	21 years	Private Investor (1999-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	None

David A. Silverman, MD(4),(5) 146 Central Park West New York, NY 10024 Age: 58	Trustee	21 years	Physician and Faculty: New York University School of Medicine (1976-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	Director: New York Blood Center (1999-Present).

Alex Yemenidjian(4),(5) 1925 Century Park East Suite 1975 Los Angeles, CA 90067 Age: 53	Trustee	3 years	Chairman and CEO: Armenco Holdings, LLC (investment company) (2005-Present); Director: Guess?, Inc. (retail) (2005-Present); Director: Regal Entertainment Group (entertainment company) (2005-Present); Director: USC Marshall School of Business Board of Leaders (2005-Present); Co-chair: Imagine the Arts Campaign, California State University-Northridge (2005-Present); Trustee: American Film Institute (2000-2007); Chairman and CEO: Metro-Goldwyn-Mayer, Inc. (1999-2005); Director: The Lincy Foundation (1989-Present); Chairman: The United Armenian Fund (1989-Present); Director and member of Executive Committee: MGM MIRAGE, Inc. (1989-2005); Trustee: Baron Investment Funds Trust (2006-Present), Baron Capital Funds Trust (12/06-06/07), Baron Select Funds (12/06-Present).	Director: Guess?, Inc. (2005-Present); Director: Regal Entertainment Group (2005-Present); Director, USC Marshall School of Business Board of Leaders (2005-Present); Co-chair: Imagine the Arts Campaign, California State University-Northridge (2005-Present); Trustee: American Film Institute (2000-2007); Director: The Lincy Foundation (1989-Present); Chairman: The United Armenian Fund (1989-Present); Director and member of Executive Committee: MGM MIRAGE, Inc. (1989-2005).

Name, Address & Date of Birth	Position(s) Held With the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Trustee/Directorships Held by the Trustee

Additional Officers of the Funds
Larry Cohn 767 Fifth Avenue New York, NY 10153 Age: 51	Vice President and Chief Information Officer	<1 year	Vice President and Chief Information Officer: Baron Capital, Inc., Baron Capital Management, Inc. and BAMCO, Inc. (2008-Present); Global Divisional Chief Information Officer, Investment Management Division: Lehman Brothers (2003-2008); Chief Information Officer: Neuberger Berman (1993-2003).	Director: Hebrew Academy of Nassau County (1996-Present).

Clifford Greenberg 767 Fifth Avenue New York, NY 10153 Age: 49	Senior Vice President and Portfolio Manager	12 years	Director and Senior Vice President: the Firm* (2003-Present); Vice President: Baron Capital, Inc. (1997-2003); Portfolio Manager: Baron Small Cap Fund (1997-Present).	None

Additional Officers of the Funds (continued)
Gretta J. Heaney 767 Fifth Avenue New York, NY 10153 Age: 48	Vice President and Chief Compliance Officer	5 years	Vice President and Chief Compliance Officer: the Firm* (2003-Present), Baron Investment Funds Trust, Baron Select Funds (2004-Present), Baron USA Partners Fund, Ltd (2006-Present), Baron Managed Funds plc (2005-Present), Baron Capital Funds Trust (2003-06/07).	None

Brian Jacobs 767 Fifth Avenue New York, NY 10153 Age: 48	Vice President and Chief Distributor Officer	<1 year	Vice President and Chief Distribution Officer: Baron Capital, Inc., Baron Capital Management, Inc. and BAMCO, Inc. (2009-Present); Managing Director and Head of Sales: Allianz Global Investors (2000-2008).	Chairman Emeritus of the Board of Governors: Money Management Institute; Trustee: Foundation for Financial Planning.

Patrick M. Patalino 767 Fifth Avenue New York, NY 10153 Age: 40	Vice President, General Counsel and Secretary	1 year (Appointed 08/07)	Vice President and General Counsel: the Firm*, Baron Investment Funds Trust, Baron Select Funds, Baron Managed Funds plc, Baron USA Partners Fund, Ltd. (08/07-Present); Secretary: the Firm* (04/08-Present); Secretary: Baron Investment Funds Trust, Baron Select Funds (10/08-Present); Managing Director and Chief Operating Officer: Legal and Compliance Division, Morgan Stanley (01/06-06/07); Director of Regulatory Matters: Credit Suisse Securities (USA) (04/04-01/06); Counsel to Vice Chairman: Credit Suisse Securities (USA) (09/02-04/04).	None

Andrew Peck 767 Fifth Avenue New York, NY 10153 Age: 39	Senior Vice President and Portfolio Manager	6 years	Portfolio Manager: Baron Asset Fund (01/08-Present); Vice President: BAMCO, Inc. (2003-Present); Vice President: Baron Investment Funds Trust (2003-Present); Vice President, Research Analyst: Baron Capital, Inc. (1998-2003); Co-Portfolio Manager: Baron Asset Fund (2003-01/08); Co-Portfolio Manager (mid cap accounts): Baron Capital Management, Inc. (04/06-Present).	None

Susan Robbins 767 Fifth Avenue New York, NY 10153 Age: 54	Vice President	21 years	Director, Vice President and Senior Analyst: the Firm* (2003-Present); Vice President: Baron Investment Funds Trust (1994-Present), Baron Select Funds (2003-Present), Baron Capital Funds Trust (1998-06/07).	None

Peggy C. Wong 767 Fifth Avenue New York, NY 10153 Age: 47	Treasurer and Chief Financial Officer	21 years	Chief Financial Officer and Treasurer: the Firm* (2003-Present), Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present), Baron USA Partners Fund, Ltd. (1993-Present), Baron Managed Funds plc. (2005-Present), Baron Capital Funds Trust (1998-06/07).	None

*	The Firm (Baron Capital Group, Inc. with its subsidiaries Baron Capital, Inc., Baron Capital Management, Inc. and BAMCO, Inc.).
(1)	Trustees deemed to be “Interested Trustees” of the Funds, as that term is defined in the 1940 Act by reason of their employment with the Funds’ Adviser and Distributor.
(2)	Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session.
(3)	Members of the Audit Committee.
(4)	Members of the Nominating Committee.
(5)	Members of the Independent Committee.

The Board is responsible for the overall supervision of the operation of the portfolios and the Funds and performs various duties imposed on trustees of investment companies by the 1940 Act and under the Funds’ Declaration of Trust and By-laws. Each Trustee listed above also serves as a Trustee of Baron Select Funds, a registered investment company.

The Funds pay each Independent Trustee annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Board. Specifically, each Independent Trustee receives an annual base compensation of

$27,000 with the Chairman receiving an additional $3,350 for this office. An additional $3,350 each is paid to each Independent Trustee for attendance in person at the quarterly meetings of the Board; $838 is paid per quarterly Board meeting, if the Trustee participates by telephone. The Interested Trustees and Officers receive no direct remuneration in such capacity from the Funds. The Board has established four committees: Audit; Executive; Nominating; and Independent.

There are two members of the Audit Committee. The Audit Committee recommends to the full Board the engagement or discharge of the Funds’ independent accountants; directs investigations into matters within the scope of the independent accountants’ duties; reviews with the independent accountants the results of the audit; and reviews the independence of the independent accountants. Each member of the Audit Committee receives an additional $3,350 in annual compensation for serving on the Audit Committee. The Audit Committee met two times during the fiscal year ended September 30, 2008.

There are two members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session. Members of the Executive Committee serve on the committee without compensation. The Executive Committee met three times during the fiscal year ended September 30, 2008.

There are seven members of the Nominating Committee. The Nominating Committee recommends to the full Board those persons to be nominated for election as Trustees by shareholders and selects and proposes nominees for election by Trustees between shareholders’ meeting. The Nominating Committee does not normally consider candidates proposed by shareholders for election as Trustees. Members of the Nominating Committee serve on the committee without compensation. There were no meetings of the Nominating Committee during the fiscal year ended September 30, 2008.

There are seven members of the Independent Committee, all of whom serve on the committee without compensation. The committee discusses various Fund matters, including the advisory contract and distribution plan. Its members are all Independent Trustees of the Funds. The Independent Committee met four times during the fiscal year ended September 30, 2008.

Trustee Ownership of Fund Shares.

The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2008:

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Interested:

Ronald Baron	> $100,000	> $100,000

Linda S. Martinson	> $100,000	> $100,000

Independent:

Norman Edelcup	>$100,000	>$100,000

David Fuente	$50,001-$100,000	>$100,000

Charles Mathewson	$0	> $100,000

Harold Milner	> $100,000	> $100,000

Raymond Noveck	> $100,000	> $100,000

David Silverman	$0	$10,001-$50,000

Alex Yemenidjian	>$100,000	>$100,000

The Independent Trustees do not own any securities of the Adviser, the Distributor or any other entity controlling, controlled by or under common control with the Adviser or Distributor.

Trustee Compensation Table.

The Trustees of the Funds received the following compensation from the Funds for the fiscal year ended September 30, 2008:

Name	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees

Interested:

Ronald Baron	$ 0	N/A	N/A	$0

Linda S. Martinson	$ 0	N/A	N/A	$0

Independent:

Norman Edelcup	$43,750	N/A	N/A	$60,250

David Fuente	$35,375	N/A	N/A	$48,625

Charles Mathewson	$40,400	N/A	N/A	$55,600

Harold Milner	$40,400	N/A	N/A	$55,600

Raymond Noveck	$43,750	N/A	N/A	$60,250

David Silverman	$40,400	N/A	N/A	$55,600

Alex Yemenidjian	$37,050	N/A	N/A	$50,950

Code of Ethics.

The Funds, the Adviser and the Distributor have adopted a written Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. While the Code of Ethics has allowed employees to invest in securities including, under very limited circumstances, securities held by the Funds, it is the current practice of the Funds, the Adviser and the Distributor to not permit such investments.

Principal Holders of Securities.

As of April 30, 2009, the following persons were known to the Funds to be the record or beneficial owners of 5% or more of the outstanding securities of the Funds:

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron iOpportunity Fund	Baron Fifth Avenue Growth Fund
Charles Schwab & Co., Inc., San Francisco, CA	22.32%	15.37%	22.03%	34.87%	34.38%
National Financial Services Corp., New York, NY	28.85%	38.74%	24.53%		11.32%
BAMCO, Inc., New York, NY					6.45%
Ronald Baron, New York, NY					11.34%
DWS Trust Co., Salem, NH				5.86%

Except for Mr. Baron, BAMCO, Inc. and DWS Trust, the above record owners are brokerage firms or other financial institutions that hold stock for the benefit of their respective customers. As of April 30, 2009, all of the officers and Trustees of Baron Investment Funds Trust as a group beneficially owned directly or indirectly 0.60% of Baron Asset Fund’s outstanding shares; 0.15% of Baron Growth Fund’s outstanding shares; 0.63% of Baron Small Cap Fund’s outstanding shares; 3.24% of Baron iOpportunity Fund’s outstanding shares and 13.37% of Baron Fifth Avenue Growth Fund’s outstanding shares.

Investment Adviser.

The Adviser to the Funds, BAMCO, is a New York corporation with its principal offices at 767 Fifth Avenue, New York, NY 10153 and a subsidiary of BCG. Mr. Baron is the controlling stockholder of BCG and is the Adviser’s Chief Investment Officer. Mr. Baron has over 30 years of experience as a Wall Street analyst and has managed money for others for over 32 years. He has been a participant in Barron’s Roundtable and has been a featured guest on Wall Street Week, CNN and CNBC/FNN. Pursuant to separate Advisory Agreements with each Fund (each an “Advisory Agreement,” and collectively the “Advisory Agreements”), the Adviser furnishes continuous investment advisory services and management to the Funds, including making the day-to-day investment decisions and arranging portfolio transactions for the Funds, subject to such policies as determined by the Board. For such services, the Adviser receives an annual fee from Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund and Baron iOpportunity Fund of 1% of the average daily net assets of the respective Fund. Baron Fifth Avenue Growth Fund pays the Adviser 1% for average daily net assets under $1 billion, 0.95% for average daily net assets greater than $1 billion but less than $2 billion, 0.90% for average daily net assets over $2 billion but less than $3 billion, 0.85% for average daily net assets over $3 billion but less than $4 billion, and 0.80% for average daily net assets greater than $4 billion.

Baron Asset Fund incurred advisory expenses of $39,767,714 for the year ended September 30, 2008; $40,033,325 for the year ended September 30, 2007; and $30,729,535 for the year ended September 30, 2006. Baron Growth Fund incurred advisory expenses of $64,427,404 for the year ended September 30, 2008; $64,180,072 for the year ended September 30, 2007; and $53,223,049 for the year ended September 30, 2006. Baron Small Cap Fund incurred advisory expenses of $33,144,354 for the year ended September 30, 2008; $32,879,001 for the year ended September 30, 2007; and $30,244,958 for the year ended September 2006. Baron iOpportunity Fund incurred advisory expenses of $1,898,556 for the year ended September 30, 2008; $1,691,533 for the year ended September 30, 2007; and $1,538,749 for the year ended September 30, 2006. Baron Fifth Avenue Growth Fund incurred advisory expenses of $824,821 for the year ended September 30, 2008; $1,232,114 for the year ended September 30, 2007; and $1,307,613 for the year ended September 30, 2006. The Adviser has contractually agreed to limit the expense ratio for Baron iOpportunity Fund to 1.5% and for Baron Fifth Avenue Growth Fund to 1.4%.

Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the Funds, and pays the salaries and fees of all Officers and Trustees who are interested persons of the Adviser. The Adviser also uses a portion of its assets to pay all or a portion of the charges of third parties that distribute shares of the Funds to their customers.

The Funds pay all operating and other expenses not borne by the Adviser such as: audit, accounting and legal fees; custodian fees; expenses of registering and qualifying the Shares with federal and state securities commissions; expenses in preparing shareholder reports and proxy solicitation materials; expenses associated with the Funds’ shares, such as dividend disbursing, transfer agent and registrar fees; certain insurance expenses; compensation of Independent Trustees and other miscellaneous business expenses. The Funds also pay the expenses of offering the shares of the Funds, including the registration and filing fees, legal and accounting fees and costs of printing the prospectus and related documents. The Funds also pay all taxes imposed on them and all brokerage commissions and expenses incurred in connection with their portfolio transactions.

The Adviser utilizes the staffs of BCG and its subsidiary BCM to provide research. Directors, Officers or employees of the Adviser and/or its affiliates may also serve as Officers or Trustees of the Funds or of other funds managed by the Adviser. BCM is an investment adviser to institutional and individual accounts. Clients of BCM and the other funds managed by the Adviser have investment goals which may or may not vary from those of each other and of the Funds. BCM and the Adviser invest in substantially similar or the same securities as the Funds, other client accounts and in the accounts of principals and employees of BCM and its affiliates. When the same securities are purchased for or sold by the Funds and any of such other accounts, it is the policy of the Adviser and BCM to allocate such transactions in a manner deemed equitable by the Adviser. All personal trading by employees is subject to the Code of Ethics of the Funds and the Adviser. In certain circumstances, the Adviser may make investments for the Funds that conflict with investments being made by BCM. The Adviser may also make investment decisions for the Funds that are inconsistent with the investment decisions for other Funds it manages.

Each Advisory Agreement provides that the Funds may use “Baron” as part of its name for so long as the Adviser serves as the investment adviser to the Funds. The Funds acknowledge that the word “Baron” in its name is derived from the name of the entities controlling, directly or indirectly, the Adviser, which derive their name from Ronald Baron, that such name is the property of the Adviser and its affiliated companies for copyright and/or other purposes, and that if for any reason the Adviser ceases to be the Funds’ investment adviser, the Funds will promptly take all steps necessary to change their name to one that does not include “Baron,” unless they receive the Adviser’s written consent to continue using the name.

Each Advisory Agreement provides that the Adviser shall have no liability to the Funds or their shareholders for any error of judgment or mistake of law or for any loss suffered by the Funds on account of any action taken in good faith, provided that the Adviser shall not be protected against liabilities arising by virtue of willful misfeasance, bad faith or gross negligence, or reckless disregard of the Adviser’s obligations under the Advisory Agreements.

The Advisory Agreements were approved by a majority of the Trustees, including a majority of the Independent Trustees for Baron Asset Fund on May 11, 1987, for Baron Growth Fund on October 21, 1994, for Baron Small Cap Fund on July 29, 1997, for Baron iOpportunity Fund on January 18, 2000, and for Baron Fifth Avenue Growth Fund on March 10, 2004. The Advisory Agreements must normally be approved annually by the Board or a majority of the particular Funds’ shareholders and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. Such approval for 2008 was given at a Board of Trustees meeting held on May 20, 2008.

Each Advisory Agreement is terminable without penalty by either the Funds (when authorized by a majority vote of the shareholders or the Trustees) or the Adviser on 60 days’ written notice. The Advisory Agreements shall automatically terminate in the event of their “assignment” (as defined by the 1940 Act). A discussion regarding the basis for the approval by the Board of the Advisory Agreements of the Funds is available in the Funds’ Annual Financial Report to Shareholders for the year ended September 30, 2008.

Proxy Voting Policies and Procedures.

The Funds have delegated all decision making on proxy voting to the Adviser. The Adviser makes its own independent voting decisions, although it may consider recommendations from third parties in its decision-making process. The Adviser makes voting decisions solely in the best interests of the Funds and their shareholders. It is the policy of the Adviser in voting proxies to vote each proposal with the goal of maximizing long-term investment returns for the Funds.

The Adviser uses guidelines which are reviewed quarterly by a Proxy Review Committee established by the Adviser. While the Adviser makes investment decisions based, in part, on the strength of a company’s management team, it will not automatically support management proposals if such proposals are inconsistent with the Adviser’s policies.

If it is determined that there is a potential material conflict of interest between the interests of the Adviser and the interests of a Fund, the Committee will review the matter and may either (i) request that the Fund consent to the Adviser’s vote, (ii) vote in accordance with the published recommendations of an independent voting organization, or (iii) appoint an independent third party to vote.

A full copy of the Firm’s Proxy Voting Policies and Procedures is available on the Baron Funds® website, www.BaronFunds.com. The Funds’ most current Proxy Voting Record on Form N-PX for the twelve months ended June 30, 2008 is also available on the Baron Funds® website or on the SEC’s website at www.sec.gov.

Service Agreements.

The Funds have agreements with various service providers pursuant to which administrative services such as record keeping, reporting and processing services are provided to the Funds’ shareholders.

BROKERAGE

The Adviser is responsible for placing the portfolio brokerage business of the Funds with the goal of obtaining the best net results for the Funds, taking into account prompt, efficient and reliable executions at a favorable price.

Purchase and sale orders are placed with brokers that the Adviser believes will achieve “best execution” of such orders. Best execution involves consideration of a number of factors, including direct net economic results to the Funds, the efficiency with which the transaction is executed, the ability to effect the transaction in the size and price range requested, the ability to effect the transaction with minimum impact on the market, the financial strength and stability of the broker, the broker’s familiarity with a particular security, the broker’s commitment of resources to executing the transaction and past experience with a broker.

BCI had been one of the brokers that provided brokerage services to the Funds, but it ceased its brokerage activities in October of 2005.

For the Fiscal Year Ended 09/30	2008	2007	2006
Total Commissions Paid
Baron Asset Fund	$1,136,759	$1,170,206	$849,211
Baron Growth Fund	$3,375,494	$2,600,189	$2,290,594
Baron Small Cap Fund	$3,032,148	$3,146,836	$2,943,970
Baron iOpportunity Fund	$281,378	$168,443	$249,538
Baron Fifth Avenue Growth Fund	$32,112	$35,891	$113,469
Commissions Paid to BCI^
Baron Asset Fund	$0	$0	$8,403
Baron Growth Fund	$0	$0	$14,768
Baron Small Cap Fund	$0	$0	$12,521
Baron iOpportunity Fund	$0	$0	$886
Baron Fifth Avenue Growth Fund	$0	$0	$985

For the Fiscal Year Ended 09/30	2008	2007	2006
% of Aggregate Dollar Amount of Commissions Paid to BCI^
Baron Asset Fund	0%	0%	0.99%
Baron Growth Fund	0%	0%	0.64%
Baron Small Cap Fund	0%	0%	0.43%
Baron iOpportunity Fund	0%	0%	0.36%
Baron Fifth Avenue Growth Fund	0%	0%	0.87%
% of Aggregate Dollar Amount of Transactions Involving Payment of Commissions to BCI^
Baron Asset Fund	0%	0%	2.31%
Baron Growth Fund	0%	0%	1.41%
Baron Small Cap Fund	0%	0%	1.31%
Baron iOpportunity Fund	0%	0%	1.30%
Baron Fifth Avenue Growth Fund	0%	0%	0.77%
% of Total Transactions (Principal & Agency) Where BCI Acted as Broker^
Baron Asset Fund	0%	0%	2.31%
Baron Growth Fund	0%	0%	1.41%
Baron Small Cap Fund	0%	0%	1.31%
Baron iOpportunity Fund	0%	0%	1.30%
Baron Fifth Avenue Growth Fund	0%	0%	0.77%

^	For the period October 1, 2005 to October 14, 2005. After October 14, 2005, BCI ceased its brokerage activities.

Under the Advisory Agreements and as permitted by Section 28(e) of the Securities and Exchange Act of 1934, the Adviser may cause the Funds to pay a broker that provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Funds in excess of the amount that other brokers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is consistent with the Funds’ policies and is reasonable in relation to the value of the brokerage and research services provided by the executing broker viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the Funds or to its other clients. The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries and securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement. Such services may be used by the Adviser or its affiliates to supplement the services it is required to perform pursuant to the Advisory Agreement in serving the Funds and/or other advisory clients of affiliates.

Brokers may be willing to furnish statistical research and other factual information or services to the Adviser for no consideration other than brokerage or underwriting commissions. Research provided by brokers is used for the benefit of all of the Adviser’s or its affiliates’ clients and not solely or necessarily for the benefit of the Funds. The Adviser’s investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort may be used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions.

Investment decisions for the Funds and for other client accounts managed by BCM and the Adviser are made independent of each other in light of differing considerations for the various accounts. The same investment decision may, however, be made for two or more of the Adviser’s and/or BCM’s accounts. When this occurs, simultaneous transactions are inevitable. Purchases and sales are averaged as to price where possible and allocated to account in a manner deemed equitable by the Adviser in conjunction with BCM. This procedure could have a detrimental or beneficial effect upon the price or value of the security for the Funds, depending upon market conditions.

DISTRIBUTOR

Distribution of Securities.

The Funds have a distribution agreement with the Distributor of the Funds, BCI, with its principal offices at 767 Fifth Avenue, New York, NY 10153. The Distributor acts as the agent for the Funds for the continuous public offering of theiRetail Shares on a best efforts basis under a distribution plan adopted under Rule 12b-1 pursuant to Rule 12b-1 of the 1940 Act (“12b-1 Plan”).

12b-1 Plan.1

The Distributor does not receive underwriting commissions, but the 12b-1 Plan authorizes the Funds to pay the Distributor a distribution fee equal to 0.25% per annum of each Fund’s average daily net assets attributable to the Retail Shares. Due to the possible continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by FINRA (the Financial Industry Regulatory Authority (formerly the NASD)). The 12b-1 fees are paid to the Distributor in connection with its activities and expenses primarily intended to result in the sale of Retail Shares and the servicing of Retail Shares shareholder accounts, including, but not limited to, compensation to registered representatives or other employees of the Distributor, compensation to and expenses of employees of the Distributor who engage in or support the distribution of Retail Shares or who service Retail Shares shareholder accounts, telephone expenses, preparing, printing and distributing Retail Shares promotional and advertising material, preparing, printing and distributing the prospectus and reports to other than current shareholders, compensation for certain Retail Shares shareholder services R, and commissions and other fees to brokers, dealers, other financial intermediaries or other persons who have introduced investors to the Funds. The total amount of the 12b-1 fee is payable to the Distributor, regardless of the actual expenses incurred, which expenses may be more or less than the 12b-1 fees received by the Distributor. The Distributor or its affiliates may enter into arrangements with third parties to sell the Retail Shares of the Funds in programs that make Fund shares available to their customers and pay such third parties amounts in excess of the 12b-1 fees. The excess amounts typically represent savings of expenses the Funds would otherwise incur in performing record keeping and transfer agency functions. The Adviser reimburses the Distributor for certain of those excess charges.

The Distributor, the Adviser and/or their affiliates, at their expense, currently provide additional compensation to certain financial intermediaries to make Fund shares available to their customers. These financial intermediaries include retirement plan sponsors, service providers and administrators, which provide record-keeping and administrative services and other services to retirement plan participants, and banks, brokers, dealers and other financial intermediaries, insurance companies, and other service providers that provide distribution-related and shareholder services. The amount of payments made to a financial intermediary in any given year will vary based on the amount of Fund assets attributable to that financial intermediary. These payments help defray the costs incurred by financial intermediaries for, among other things, providing marketing and other services intended to assist in the offer and sale of Fund shares, for shareholder servicing activities and/or for sub-transfer agency services provided to individual shareholders, where a financial intermediary maintains omnibus accounts with the Funds’ Transfer Agent.

The expenses listed below are payable by the Funds and are not treated as distribution or service fees under the 12b-1 Plan, even though they are considered to be primarily intended to result in the sale of shares within the meaning of Rule 12b-1 of the 1940 Act: (a) the costs of preparing, printing or reproducing and mailing all required reports and notices to shareholders; (b) the costs of preparing, printing or reproducing and mailing all proxy statements and proxies (whether or not such proxy materials include any item relating to or directed toward the sale of shares); (c) the costs of preparing, printing or reproducing and mailing all prospectuses and SAIs to current shareholders; (d) all external legal and accounting fees relating to the preparation of any such report, prospectus, SAI and proxy materials; (e) all external fees and expenses relating to the qualification of the Fund and/or your Shares under the securities or “Blue Sky” laws of any jurisdiction; (f) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of shares; (g) all fees and assessments, if any, of the Investment Company Institute or any successor organization, whether or not its activities are designed to provide sales assistance; (h) all costs of preparing and mailing confirmations of shares sold or redeemed and reports of share balances; (i) all external costs of responding to telephone or mail inquiries of shareholders or prospective shareholders; and (j) all other external costs and expenses of an administrative nature.

The 12b-1 Plan requires that while it is in effect, the Distributor report to the Board in writing, at least quarterly, the amounts of all expenditures, the identity of the payees and the purposes for which such expenditures were made for the preceding fiscal quarter.

[1]	The 12b-1 plan applies to Retail Shares only. It does not apply to Institutional Shares.

For the fiscal year ended September 30, 2008, Baron Asset Fund paid distribution fees attributable to Retail Shares to the Distributor of $9,941,929 (an additional $3,623,411 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); Baron Growth Fund paid distribution fees to the Distributor of $16,106,851 (an additional $8,224,809 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); Baron Small Cap Fund paid distribution fees to the Distributor of $8,286,150 (an additional $3,488,481 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); Baron iOpportunity Fund paid distribution fees to the Distributor of $474,639 (an additional $95,183 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); and Baron Fifth Avenue Growth Fund paid distribution fees to the Distributor of $206,205 (an additional $63,917 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation).

Compensation Table.

The following table discloses compensation received by the Distributor from the Funds of Retail Shares for the fiscal year ended September 30, 2008:

Series	Net Underwriting Discounts And Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation*
Baron Asset Fund	$0	$0	$0	$9,941,929
Baron Growth Fund	$0	$0	$0	$16,106,851
Baron Small Cap Fund	$0	$0	$0	$8,286,150
Baron iOpportunity Fund	$0	$0	$0	$474,639
Baron Fifth Avenue Growth Fund	$0	$0	$0	$206,205

*	Fees received pursuant to Distribution Plan.

Trustees of the Funds who were not interested persons of the Funds had no direct or indirect financial interest in the operation of the Distribution Plan or any agreement thereunder. All the interested Trustees had such an interest.

The 12b-1 Plan has been approved by the Board, including a majority of the Independent Trustees. In approving the 12b-1 Plan, the Board considered various factors and determined that there is a reasonable likelihood that the 12b-1 Plan will benefit the Funds and their Retail Shares shareholders. The anticipated benefits include the following: (i) the likelihood of attracting and retaining investments in the Funds; and (ii) the consequent reduced expense ratios due to economies of scale, ability to purchase larger blocks of securities, which result in decreased expenses, and minimization of adverse effects from forced sales of portfolio securities to meet redemptions.

The Distributor is authorized to make payments to authorized brokers, dealers and other financial intermediaries who have rendered distribution assistance and ongoing shareholder support services, shareholder servicing assistance or record keeping. Certain states may require that any such person be registered with such state. The Funds may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plan. No preference will be shown in the selection of investments for the instruments of such depository institutions. The Distributor may also retain part of the 12b-1 fee as compensation for its services and expenses in connection with the distribution of Retail Shares. If the 12b-1 Plan is terminated, the Funds will owe no payments to the Distributor, other than any unpaid portion of the 12b-1 fee accrued through the effective date of termination.

Unless terminated in accordance with its terms, the 12b-1 Plan will continue in effect for a one year period, and from year to year thereafter if such continuance is specifically approved at least annually by the Board and by the Independent Trustees, with such votes being cast in person at a meeting called for the purpose of such vote.

The 12b-1 Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of a majority of the outstanding Retail Shares. The 12b-1 Plan may not be amended to increase materially the amount of payments to be made without the approval of the Funds’ shareholders. All material amendments must be approved by a vote of the Board and of the Independent Trustees, with such votes being cast in person at a meeting called for the purpose of such vote.

Custodian, Transfer Agent and Dividend Agent.

State Street Bank and Trust Company (“SSBT”), One Lincoln Street, Boston, MA 02111 serves as the custodian for the Funds’ cash and securities.

SSBT provides certain accounting and bookkeeping services to include maintaining the books of each Fund, calculating daily the income and net asset value per share of each Fund and assisting in the preparation of tax returns and reports to shareholders. SSBT is compensated for fund accounting based on a percentage of each Fund’s net assets, subject to certain minimums plus fixed annual fees for the administrator services. For the fiscal year ended September 30, 2008, $467,155 was incurred for such services.

DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105, is the Transfer Agent and dividend agent for the Funds.

These institutions are not responsible for investment decisions of the Funds.

REDEMPTION OF SHARES

The Funds expect to make all redemptions in cash, but have reserved the right to make payment, in whole or in part, in portfolio securities. Payment will be made other than all in cash if the Board determines that economic conditions exist which would make a cash payment detrimental to the Funds’ best interests. Portfolio securities to be so distributed, if any, would be selected in the discretion of the Board and priced as described under “Determining Your Share Price” herein and in the prospectus.

Baron iOpportunity Fund imposes a short-term trading fee on redemptions and exchanges of its shares held for less than 6 months. The fee is 1% of the redemption value and is deducted from the redemption proceeds. The Fund uses the “first-in, first-out” method to determine the holding period, so if you bought shares on different days, the shares purchased first will be redeemed first for determining whether the fee applies. The fee is retained by the Fund for the benefit of the remaining shareholders to offset the administrative costs associated with processing redemptions and to offset the portfolio transactions and facilitate portfolio management. The Fund waives the fee for defined contribution plans and may waive the fee for other redemptions if the Adviser believes there exist extenuating circumstances that justify a waiver.

NET ASSET VALUE

As more fully set forth in the prospectus under “How Your Shares are Priced,” the net asset value per share of each Fund is determined as of the close of regular trading of the New York Stock Exchange (the “Exchange”), (usually 4:00 p.m. Eastern Standard Time) on each day that the Exchange is open. The Exchange is open all weekdays that are not holidays. Annually, the Exchange publishes the holidays on which it will be closed. The most recent announcement states it will not be open on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Securities traded on more than one national securities exchange are valued at the last sale prices of the day as of which such value is being determined as reflected at the close of the exchange that is the principal market for such securities. For Securities traded on NASDAQ the Funds use the NASDAQ Official Closing Price.

U.S. Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a pricing service approved by the Board or at the bid price from a dealer maintaining an active market in that security.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices and translated into U.S. dollars at 4 p.m. E.T. except under the circumstances described below. Most foreign markets close before 4 p.m. E.T. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. E.T. If the Adviser determines that developments between the close of the foreign market and 4 p.m. E.T. may, in its judgment, materially affect the value of some or all of the Funds’ securities, the Adviser will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. E.T. In deciding whether to make these adjustments, the Adviser reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent non-U.S. securities and baskets of non-U.S. securities. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. The Adviser may use outside pricing services to provide it with closing market prices and information used for adjusting those prices. The Adviser cannot predict how often it will use closing prices and how often it will adjust those prices.

TAX STATUS

The accompanying prospectus contains information about the U.S. federal income tax consequences of ownership of shares. Certain supplementary information is presented below. References below to the “Fund” apply to the Funds described in the accompanying prospectus.

United States Federal Income Taxation.

The following information is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, administrative rulings and judicial decisions as of the date hereof, all of which may be changed either retroactively or prospectively. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders subject to special treatment under U.S. federal income tax laws (e.g., certain financial intermediaries, insurance companies, dealers in stock or securities, tax-exempt organizations, persons who have entered into hedging transactions with respect to shares of the Fund, persons who borrow in order to acquire shares and certain foreign taxpayers). Prospective shareholders should consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Tax Status of the Funds.

The Funds have elected to qualify and intend to remain qualified as regulated investment companies under Subchapter M of the Code. Qualification as a regulated investment company requires, among other things, that (a) at least 90% of a Fund’s annual gross income be derived from interest, dividends, payments with respect to certain securities loans, gains from the sale or other disposition of securities or options thereon or foreign currencies, other income derived with respect to its business of investing in such securities or currencies, and net income from interests in “qualified publicly traded partnerships,” as defined in the Code (any such income “Qualifying Income”); and (b) a Fund diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of a Fund’s assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of a Fund’s assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in two or more issuers that are controlled by a Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or in one or more “qualified publicly traded partnerships,” as defined in the Code.

Qualification and election as a “regulated investment company” involve no supervision of investment policy or management by any government agency. As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on income that is distributed to shareholders, provided that a Fund distributes to its shareholders at least 90% of its net taxable investment income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than net capital gains) and 90% of its net tax exempt interest income in each year.

The Funds intend to make sufficient distributions in a timely manner in order to ensure that they will not be subject to the nondeductible 4% U.S. federal excise tax on certain undistributed income of regulated investment companies. In order for the Fund to avoid the 4% U.S. federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis) and 98% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31), plus such amounts from previous years that were not distributed.

If any net capital gains are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In that case, each shareholder will be required to report his share of such capital gains as long-term capital gains, will be able to claim his share of U.S. federal income taxes paid by the Fund on such gains as a credit or refund against his own U.S. federal income tax liability, and will be entitled to increase the adjusted tax basis of his Fund shares by the difference between his share of such gains and the related credit or refund.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded to regulated investment companies (for example, by not meeting the 90% distribution requirement described above), all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, provided that a shareholder satisfied the applicable holding period and other requirements with respect to his shares, dividend distributions would be taxable to the shareholder as “qualified dividend income” to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction in the case of a corporate shareholder.

Certain other investments made by the Funds, such as investments in debt securities that have original issue discount, will cause the Funds to recognize income for U.S. federal income tax purposes prior to the Funds’ receipt of the corresponding distributable proceeds. In addition, the Funds’ investment in shares of certain foreign corporations and transactions in foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Funds (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Funds or defer Fund losses. These provisions also may result in the Fund’s “marking-to-market” certain types of the positions in its portfolio (i.e., treating them as if they were sold). The Funds may thus recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In that case, the Funds may have to dispose of other securities and use the proceeds to make distributions in order to satisfy these distribution requirements. In addition, these rules could affect the character, amount and timing of distributions to shareholders.

Foreign Taxes.

The Funds may invest in shares of certain foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). In the absence of one of the elections described below, if the Funds receive certain distributions from a PFIC, or gain from the sale of PFIC stock, it itself might be subject to a tax on such distributions or gain, as well as to interest charges.

In order to mitigate these adverse consequences, the Fund will generally make an election to mark-to-market its shares of PFICs. At the end of each taxable year to which the election applies, the Fund will report as ordinary income the amount by which the fair market value of the PFIC’s stock exceeds the Fund’s adjusted basis in these shares. If the Fund’s adjusted basis in the shares of a PFIC exceeds the shares’ fair market value at the end of a taxable year, the Fund would be entitled to a deduction equal to the lesser of (a) this excess and (b) the Fund’s previous income inclusions in respect of such stock under the mark-to-market rules that have not been offset by such deductions. As a result of a mark-to-market election, the Fund will not recognize any capital gains with respect to its investment in the relevant PFIC stock. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain PFICs.

Dividends, interest and capital gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Such taxes will reduce the Fund’s net investment income and, as a result, the shareholders’ return. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no guarantee that the Fund will qualify for treaty benefits.

Under the Code, if more than 50% of the value of a Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service to “pass-through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, a shareholder would (a) include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income taxes paid by the Fund; (b) treat his pro rata share of such foreign income taxes as having been paid by him; and (c) subject to certain limitations, be entitled either to deduct his pro rata share of such foreign income taxes in computing his taxable income or to use it as a foreign tax credit against U.S. income taxes. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder’s gross income and the amount which will be available for deduction or credit.

Generally, a credit for foreign income taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax liability (before the credit) attributable to the shareholder’s total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source income (e.g., dividends paid by foreign companies) will be treated as foreign source income. The Fund’s gains and losses from the sale of securities, and currency gains and losses, will generally be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source “passive income,” including the portion of dividends received from the Fund that qualifies as foreign source income. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of the shareholder’s proportionate share of the foreign income taxes paid by the Fund. A shareholder’s ability to claim a credit for foreign taxes paid by the Fund may also be limited by applicable holding period requirements.

If a Fund does not meet the requirements of the Code for “passing through” necessary to make the election, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its net investment income. Absent this election, shareholders will not be able to claim either a credit or deduction for their pro rata shares of such taxes paid by the Fund, nor will shareholders be required to treat amounts their pro rata shares of such taxes as amounts distributed to them.

Distributions.

Distributions to shareholders of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable as ordinary income to shareholders. Distributions of the Fund’s net capital gains (designated as capital gain dividends by the Fund) will be taxable to shareholders as long-term capital gains, regardless of the length of time the shares have been held by a shareholder. Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder’s adjusted basis in his shares, and as a capital gain thereafter (if the shareholder held his shares as capital assets). Provided that the shareholder satisfies the applicable holding period and other requirements with respect to his shares, (i) distributions of the Fund’s “qualified dividend income” by the Fund in taxable years beginning before January 1, 2011 will be treated as qualified dividend income received by the shareholder and will therefore be subject to U.S. federal income tax at the rates applicable to long-term capital gain and (ii) shareholders that are corporations may be entitled to claim a dividends-received deduction for a portion of certain distributions of dividend income by the Fund. The Fund will inform its shareholders each year of the tax status of distributions received by shareholders for the previous year. A shareholder’s tax liability for such distributions will depend on the shareholder’s particular tax situation.

Shareholders electing to reinvest distributions in additional shares will be treated for U.S. federal income tax purposes as receiving the relevant distributions and using them to purchase shares. Thus, distributions of net investment income and net capital gains, whether received in cash or reinvested, must be reported by the shareholder on his U.S. federal income tax return. A distribution will be treated as paid during a calendar year if it is declared by the Fund in October, November or December of the year to holders of record in such a month and paid by January 31 of the following year. Such distributions will be taxable to shareholders as if received on December 31 of such prior year, rather than in the year in which the distributions are actually received.

Distributions by the Fund result in a reduction in the net asset value of the Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution could nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at the time includes the amount of the forthcoming distribution, the distribution will nevertheless be taxable to the purchaser.

Sale or Redemption of Shares.

A shareholder will recognize a taxable gain or loss, if any, if the shareholder sells or redeems his shares. A shareholder will generally be subject to taxation based on the difference between his adjusted tax basis in the shares sold or redeemed and the value of the cash or other property (including securities distributed by the Funds) received by him in payment therefor.

Any gain or loss arising from the sale or redemption of shares will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will generally be long-term capital gain or loss if the shareholder’s holding period for the shares is more than one year and short-term capital gain or loss if it is one year or less. Currently, capital gains recognized by individuals and other non-corporate shareholders on a sale or redemption of shares generally are taxed at a maximum rate of 15% if the shareholder’s holding period for the shares is more than one year. Any loss realized on a sale or redemption will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within a period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss arising from the sale or redemption of shares for which the shareholder has a holding period of six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such shares. For purposes of determining a shareholder’s holding period of Shares, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

A shareholder who recognizes a loss on a sale or other disposition of shares will be required to report the sale or other disposition on IRS Form 8886 if the loss exceeds an applicable threshold amount. Failure to comply with the reporting requirements gives rise to substantial penalties. Certain states, including New York, may also have similar disclosure requirements. Shareholders should consult their tax advisors to determine whether they are required to file IRS Form 8886 in connection with a sale or other disposition of shares.

Conversion of Shares.

The Funds offer two classes of shares, Retail Shares and Institutional Shares, which differ only in their ongoing fees and eligibility requirements. You may convert Retail Shares into Institutional Shares if your balance is at least $1,000,000. If your account falls below $1,000,000 because of redemptions, the Fund may convert your Shares into Retail Shares. Employees and Trustees of the Baron Funds are not subject to the minimum investment amount for Institutional Shares. At the sole discretion of the Adviser, the initial investment minimum may be waived for certain investors. The transaction will be based on the respective NAV of each class on the trade date for the conversion. Such a conversion is not a taxable event. You should consult your own tax adviser regarding specific questions of federal, state, local or foreign tax law.

Backup Withholding.

The Funds will be required to withhold U.S. federal income tax, currently at the rate of 28%, on all taxable distributions payable to shareholders who fail to provide the Funds with their correct Taxpayer Identification Number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Foreign Shareholders.

A “foreign shareholder” is an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, or a foreign estate or trust. This disclosure assumes that a foreign shareholder’s ownership of shares in the Fund is not effectively connected with a trade or business conducted by such foreign shareholder in the United States. A distribution of the Fund’s net investment income (other than a distribution of “qualified interest income”) to a foreign shareholder, including a deemed distribution as a consequence of a Fund’s election to pass through foreign taxes paid by the Fund, will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. In order to obtain a reduced rate of withholding, a foreign shareholder will be required to provide an Internal Revenue Service Form W-8BEN (or substitute form) certifying its entitlement to benefits under a treaty.

Foreign shareholders may be subject to an increased U.S. federal income tax on their income resulting from a Fund’s election (described above) to “pass-through” amounts of foreign taxes paid by such Funds, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them.

In general, a foreign shareholder will not be subject to U.S. federal income tax with respect to gain on the sale or redemption of shares of the Funds, distributions from the Funds of net long-term capital gains or amounts retained by the Funds that are designated as undistributed capital gains. (Distributions of net short-term capital gains “qualified interest income” in taxable years beginning after December 31, 2004 and before January 1, 2008, were exempt from U.S. federal income tax. Although the provision under the Code that provides for the exemption has expired, future legislation may be proposed to reinstate the exemption.) In the case of a foreign shareholder who is a nonresident alien individual, gain arising from the sale or redemption of shares of the Funds, distributions of net long-term capital gains and amounts retained by the Funds that are designated as undistributed capital gains ordinarily will be subject to U.S. income tax at a rate of 30% if such individual is present in the United States for 183 days or more during the taxable year and, in the case of gain arising from the sale or redemption of Fund shares, either the gain is attributable to an office or other fixed place of business maintained by the shareholder in the United States or the shareholder has a “tax home” in the United States.

None of the Funds expects to be a “United States real property holding corporation;” however, if a Fund were a “United States real property holding corporation,” special rules would apply to a foreign shareholder’s receipt of distributions from the Funds and gains realized upon a foreign shareholder’s sale or other disposition of the Fund’s shares. If a Fund were a “United States real property holding corporation” as defined for U.S. federal income tax purposes without the application of certain specified exceptions, a distribution to a foreign shareholder who owned more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution would be subject to special rules. Generally, such a distribution, to the extent of the Fund’s own receipt of a distribution from a “real estate investment trust,” would be subject to withholding tax and such foreign shareholder would be required to file a U.S. federal income tax return. In addition, distributions to a foreign shareholder out of gain from the Fund’s sale or other disposition of a “United States real property interest” made in taxable years beginning after December 31, 2004 and before January 1, 2008 were subject to withholding tax and the foreign shareholder receiving such distribution has been required to file a U.S. federal income tax return. Although the provision under the Code providing for the withholding on such distributions has expired, future legislation may reinstate the provision. If a Fund were a “United States real property holding corporation” for U.S. federal income tax purposes, any gain realized by a foreign shareholder that has owned more than 5% of the relevant class of the Fund’s shares at any time during the five-year period ending on the date of the distribution would be subject to U.S. income and withholding tax and the foreign shareholder receiving the distribution will be required to file a U.S. federal income tax return.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisor with respect to the particular tax consequences to them of an investment in the Funds.

State, Local and Foreign Taxes.

In addition to federal income taxes, shareholders of the Funds may be subject to state, local or foreign taxes on distributions from the Funds and on repurchases or redemptions of shares. Shareholders should consult their tax advisors as to the application of such taxes and as to the tax status of distributions from the Funds and repurchases or redemptions of shares in their own states and localities.

ORGANIZATION AND CAPITALIZATION

Baron Investment Funds Trust (formerly known as Baron Asset Fund) is an open-end investment company organized as a series fund and established under the business trust law of The Commonwealth of Massachusetts. The five series currently available are Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund. Shares entitle their holders to one vote per share on all matters submitted to a vote of shareholders. The Trust’s Declaration of Trust provides that no matters need be submitted to shareholders except as required by the 1940 Act. Consequently, matters such as mergers, acquisitions and sales of assets may not require shareholder approval. In the election of Trustees, shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights and are transferable.

Shareholder and Trustee Liability.

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund or any series thereof. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Funds or Trustees. The Declaration of Trust provides for indemnification by a Fund for any loss suffered by a shareholder as a result of an obligation of that Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for an act or obligation of that Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

OTHER INFORMATION

Registered Public Accountants.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017 is the independent registered public accounting firm for the Funds.

Legal Proceedings.

An action was pending in the United States District Court for the Southern District of New York brought by a shareholder of Baron Growth Fund and of Baron Small Cap Fund against these two Funds, their Trustees, and the Distributor. The action alleged improper imposition of 12b-1fees on the Funds that were partially closed to new investors and seeks compensatory damages and to enjoin further 12b-1 fees. The U.S. District Court for the Southern District of New York dismissed this action on March 20, 2009. The court ruled that the plaintiffs failed to state a claim upon which relief may be granted. The plaintiffs had until April 9, 2009 to file an amended complaint and failed to do so. On May 11, 2009 the case was dismissed with prejudice.

Calculations of Performance Data.

Advertisements and other sales literature for the Funds may refer to average annual total return and actual return. Average annual total return is computed by finding the average annual compounded rates of return over a given period that would equate a hypothetical initial investment to the ending redeemable value thereof, as follows:

P(1+T)n = ERV

Where:

P = a hypothetical initial payment of $1,000

T = average annual total return

[n] = number of years

ERV = ending redeemable value at the end of the period of a hypothetical $1,000 investment made at the beginning of the period

Actual return is computed by measuring the percentage change between the net asset value of a hypothetical $1,000 investment in the Funds at the beginning of a period and the net asset value of that investment at the end of a period.

After-tax returns are included in the table below to show the impact of assumed federal income taxes on an investment in the Funds. A Fund’s total return “after taxes on distributions” shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund’s total return “after taxes on distributions and sale” shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions and long-term capital gain distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Funds. State and local taxes are ignored.

Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns reflect past tax effects only and are not predictive of future tax effects.

Average Annual Total Return (After Taxes on Distributions) is computed as follows:

ATVD = P (1+T)n

Where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions)

[n] = number of years

ATVD = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) is computed as follows:

ATVDR = P (1+T)n

Where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and redemption)

[n] = number of years

ATVDR = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions and redemptions.

All performance calculations assume that dividends and distributions are reinvested at the net asset value on the appropriate reinvestment dates and include all recurring fees.

Computed in the manner described above, the performance, as of September 30, 2008, for Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund has been:

	Average Annual 1 YR	Average Annual 5 YR	Cumulative 5 YR	Average Annual 10 YR	Cumulative 10 YR	Average Annual Since Inception	Cumulative Since Inception
Baron Asset Fund—Retail Shares (Inception date: 06/12/87)
Return before taxes	(19.14%)	10.05%	61.45%	7.15%	99.56%	11.60%	936.65%
Return after taxes on distributions	(19.53%)	9.36%	56.43%	6.38%	85.64%	10.83%	793.88%
Return after taxes on distributions and sale of Fund shares	(11.76%)	8.80%	52.45%	6.13%	81.22%	10.38%	720.26%
Russell MidCap Growth (reflects no deduction for fees, expenses or taxes)*	(24.65%)	6.53%	37.22%	5.51%	70.91%	8.89%^	510.90%^
Russell 2500 (reflects no deduction for fees, expenses or taxes)*	(17.99%)	8.12%	47.72%	9.04%	137.50%	10.03%	666.29%
S&P 500 (reflects no deduction for fees, expenses or taxes)	(22.03%)	5.15%	28.52%	3.04%	34.91%	9.04%	531.35%

Baron Growth Fund—Retail Shares (Inception date: 12/31/94)
Return before taxes	(19.78%)	8.04%	47.19%	11.57%	198.76%	14.23%	523.07%
Return after taxes on distributions	(20.35%)	7.59%	44.14%	10.81%	179.07%	13.59%	476.36%
Return after taxes on distributions and sale of Fund shares	(11.86%)	7.06%	40.66%	10.13%	162.48%	12.84%	426.56%
Russell 2000 (reflects no deduction for fees, expenses or taxes)	(14.48%)	8.15%	47.94%	7.81%	112.03%	8.96%	225.29%
Russell 2000 Growth (reflects no deduction for fees, expenses or taxes)	(17.07%)	6.64%	37.88%	4.67%	57.90%	5.65%	112.90%
S&P 500 (reflects no deduction for fees, expenses or taxes)	(22.03%)	5.15%	28.52%	3.04%	34.91%	8.89%	222.46%
*	Since converting to a mid-cap fund, Baron Asset Fund no longer considers the Russell 2500 an appropriate benchmark index. The Russell 2500 is included in the table above for comparison purposes for the period before Baron Asset Fund converted to a mid-cap fund. Prior to February 15, 2007, the Fund’s strategy was to invest in small and medium-sized growth companies. Since then, the Fund’s investment strategy has shifted to medium-sized growth companies. The Adviser believes that the Russell MidCap Growth is more representative of the Fund’s current investment goal.
^	For the period June 30, 1987 to September 30, 2008.

	Average Annual 1 YR	Average Annual 5 YR	Cumulative 5 YR	Average Annual 10 YR	Cumulative 10 YR	Average Annual Since Inception	Cumulative Since Inception
Baron Small Cap Fund—Retail Shares (Inception date: 09/30/97)
Return before taxes	(21.44%)	6.88%	39.48%	11.43%	195.01%	8.84%	154.00%
Return after taxes on distributions	(22.21%)	6.10%	34.48%	10.90%	181.43%	8.38%	142.31%
Return after taxes on distributions and sale of Fund shares	(12.49%)	6.11%	34.50%	10.28%	166.15%	7.92%	131.24%
Russell 2000 (reflects no deduction for fees, expenses or taxes)	(14.48%)	8.15%	47.94%	7.81%	112.03%	5.04%	71.71%
Russell 2000 Growth (reflects no deduction for fees, expenses or taxes)	(17.07%)	6.64%	37.88%	4.67%	57.90%	1.57%	18.69%
S&P 500 (reflects no deduction for fees, expenses or taxes)	(22.03%)	5.15%	28.52%	3.04%	34.91%	3.57%	47.08%

Baron iOpportunity Fund—Retail Shares (Inception date: 02/29/00)
Return before taxes	(23.90%)	8.85%	52.78%	N/A	N/A	(0.08%)	(0.64%)
Return after taxes on distributions	(23.90%)	8.85%	52.78%	N/A	N/A	(0.09%)	(0.78%)
Return after taxes on distributions and sale of Fund shares	(15.54%)	7.69%	44.86%	N/A	N/A	(0.08%)	(0.64%)
NASDAQ Composite (reflects no deduction for fees, expenses or taxes)	(22.57%)	3.20%	17.06%	N/A	N/A	(8.99%)	(55.46%)
S&P 500 (reflects no deduction for fees, expenses or taxes)	(22.03%)	5.15%	28.52%	N/A	N/A	(0.16%)	(1.36%)

Baron Fifth Avenue Growth Fund—Retail Shares (Inception date: 04/30/04)
Return before taxes	(19.96%)	N/A	N/A	N/A	N/A	2.81%	13.02%
Return after taxes on distributions	(20.94%)	N/A	N/A	N/A	N/A	2.52%	11.64%
Return after taxes on distributions and sale of Fund shares	(11.25%)	N/A	N/A	N/A	N/A	2.53%	11.66%
S&P 500 (reflects no deduction for fees, expenses or taxes)	(22.03%)	N/A	N/A	N/A	N/A	3.10%	14.43%

The Funds’ Institutional Shares are newly established and therefore have no performance as of the date of this SAI. The performance of Institutional Shares will differ from that shown above only to the extent that the classes do not have the same expenses.

Performance results represent past performance and are not necessarily representative of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

In addition to advertising average annual and actual return data, comparative performance information may be used in advertising materials about the Funds, including data and other information from sources such as: Lipper Analytical Services, Inc., DA Investment Technologies, Morningstar Inc., Money, Forbes, SEI, Ibbotson, No Load Investor, Growth Fund Guide, Fortune, Barron’s, The New York Times, The Wall Street Journal, Changing Times, Medical Economics, Business Week, Consumer Digest, Dick Davis Digest, Dickenson’s Retirement Letter, Equity Fund Outlook, Executive Wealth Advisor, Financial World, Investor’s Daily, Time, Personal Finance, Investment Advisor, SmartMoney, Rukeyser, Kiplinger’s, NAPFA News, US News, Bottomline, Investors Business Daily, Bloomberg Radio, CNBC, USA Today, Mutual Fund Magazine, The Street.com, Bloomberg Personal, Worth, Washington Business Journal, Investment News, Hispanic Magazine, Institutional Investor, Rolling Stone Magazine, Microsoft Investor, Individual Investor, SmartMoney Interactive, Art & Auction, Dow Jones Newswire, Dow Jones News, The Boston Globe, Standard & Poor’s Advisor Insight, CBS Market Watch, Morningstar.Net, On Wall Street, Los Angeles Times, Standard & Poor’s Outlook, Bloomberg Online, Fund Action, Funds Net Insight, Boston Herald, Dow Jones Investment Advisor, Annuity.Net, Morningstar Fund Investor, Associated Press, Bloomberg Business News, Standard & Poor’s Personal Wealth, The Washington Post, The Daily Telegraph (UK), NewsDay, New York Post, Miami Herald, Yahoo Finance, Arizona Republic, Mutual Fund Market News, Chicago Tribune, Investor Force, Pensions and Investments St. Paul Pioneer Press, Deseret News Publishing, Dallas Morning News, PSI Daily, Financial Planning Investment News, Star Ledger, Reuters, Time—European Edition, Registered Representative Magazine, The Daily Deal, Baltimore Sun and Crain’s NY Business.

The Funds may also use comparative performance data from indices such as the: Dow Jones Industrial Average, Standard & Poor’s 400, 500, Small Cap 600, 1500, or Midcap 400, Value Line Index, Wilshire 4, 500, 5000, or Small Cap, NASDAQ/OTC Composite, New York Stock Exchange, Morgan Stanley Internet Index and the Russell 1000, 2000, 2500, 3000, 2000 Growth, 2000 Value, 2500 Growth, Midcap or MidCap Growth.

With respect to the rating services, the Funds may use performance information that ranks the Funds in any of the following categories: all funds, aggressive growth funds, value funds, mid-cap funds, small-cap funds, large-cap funds, growth funds, equity income funds, and any combination of the above listed categories.

Financial Statements

The Funds’ financial statements for the year ended September 30, 2008 and the report thereon of PricewaterhouseCoopers LLP, registered public accounting firm, appearing therein, are incorporated by reference in this SAI.